                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06652
                                  ----------------------------------------------

                          Julius Baer Investment Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

330 Madison Avenue, New York, NY                              10017
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip code)
                            Michael Quain, President
                     330 Madison Avenue, New York, NY 10017
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-297-3600
                                                   -------------------

Date of fiscal year end:  10/31/03
                         --------------------------

Date of reporting period:  11/1/02-10/31/03
                          ------------------------

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ITEM 1. REPORTS TO STOCKHOLDERS.

     (Annual Report for the period 11/1/02 through 10/31/03 is filed herewith).

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND                                     ANNUAL REPORT
JULIUS BAER INTERNATIONAL EQUITY FUND                           OCTOBER 31, 2003
JULIUS BAER GLOBAL HIGH YIELD BOND FUND

Dear Fellow Shareholder:

     I am pleased to provide the Julius Baer Investment Funds' ("Funds") Annual Report for the year ended October 31, 2003 ("Reporting Period"). During the Reporting Period, global markets responded positively to good news both on the political and economic front. U.S. and British forces successfully liberated Iraq and ousted Saddam Hussein's reign of terror. In addition, companies that waged fierce cost cutting and balance sheet restructuring over the last few years slowly began to emerge with profit. Those profits have led many firms to indicate plans to spend more on technology. In addition, a decrease in the unemployment trend coupled with President Bush's sponsored tax cuts have helped stimulate consumer confidence. Thus, global markets appear ready to step out of the grasp of economic recession.

     As is usually the case, there are worries that also plague global markets. The decline of the U.S. Dollar has caused economic strategists to fear inflation. Analysts have looked very closely at the U.S. Federal Reserve's action to combat this possibility and many remain cautious. In addition, the news regarding state securities authorities and the U.S. Securities and Exchange Commission ("SEC") investigations of impropriety in the mutual fund industry have replaced the concern that investors felt last year following the collapse of Enron and WorldCom. These regulators have alleged that unlawful conduct has occured involving a number of fund advisers, broker-dealers, and other service providers. In this regard, regulators have alleged that Fund advisory or distributor personnel have engaged in or actively assisted others in engaging in, inappropriate market timing, late trading of fund shares, and the misuse of material non-public information about the fund portfolios.

     On November 20th, Julius Baer issued a letter addressing our comments on the subject. I'd like to take this opportunity to reiterate that Julius Baer has not been named in any of the investigations currently ongoing by the various state and federal regulatory agencies. Julius Baer has always been committed to maintaining customer confidence and loyalty in our mutual funds. If you would like to read more on this subject, please visit our website at www.us-funds.juliusbaer.com.

     The Funds have enjoyed an exciting year. Beginning early in the year, Rudolph-Riad Younes and Richard Pell were named 2002 Morningstar Managers of the Year for their management of the International Equity Fund ("International Equity Fund"). The managers have appeared frequently on CNN and Bloomberg television and also have appeared in a variety of major publications including Barron's and Fortune. As a result, the Equity Fund's assets have risen over 170% and were nearing $3 billion at the end of the Reporting Period.

     In December 2002, we launched the Julius Baer Global High Yield Bond Fund ("High Yield Bond Fund") which is managed by Greg Hopper. Mr. Hopper joined the Julius Baer Group last year from Zurich Scudder Investments where he served as a Senior Vice President and High Yield Bond Portfolio Manager. After an inception investment of $7.6 million, assets in High Yield Bond Fund has climbed to nearly $50 million during the Reporting Period. Meanwhile, Don Quigley has also been active in the media circuit and as result the Julius Baer Global Income Fund has seen assets double over the Reporting Period.

     On the following pages, you will find detailed analyses of each Fund's performance and investment outlook which are included in the Managers' Commentary.

     In closing, I'd like to take this opportunity to thank you for a wonderful year and I wish a happy, healthy, and prosperous new year for you and those that you love.

                                          Sincerely,

                                          /s/ Michael Quain
                                          Michael Quain
                                          PRESIDENT
                                          December 22, 2003

Morningstar Manager of the Year designation was awarded in January 2003. All Morningstar Manager of the Year Award winners are chosen based upon Morningstar's own research and in-depth evaluation by its senior editorial staff.

For more complete information on the Julius Baer Investment Funds, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

Distributor: Unified Financial Securities, Inc.
             431 N. Pennsylvania Street
             Indianapolis, IN 46204
             Member NASD, SIPC

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MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL INCOME FUND

     The Julius Baer Global Income Fund ("Global Income Fund") returned 9.83% for the fiscal year ended October 31, 2003 ("Reporting Period"), 10.48% annualized over the past 3 years, 5.87% annualized over the past 5 years, 5.98% over the past 10 years, and 6.43% since its inception versus its customized benchmark (80% Merrill Lynch 1-10 year US Corporate and Government Bond Index and 20% JP Morgan Global Government Non-U.S.$ Bond Index) which returned 7.70%, 9.34%, 6.11%, 3.25%, and 7.52% over comparable periods. The Income Fund's ability to overweight its exposure to international government bonds as well as timely sector rotation has contributed to its outperformance.

     There were three major factors that affected the global fixed income market in 2003. The first one was the U.S. dollar ("$USD"). More precisely, the large drop in value of the Greenback versus most other major currencies. Over the Reporting Period, the Euro was up 17.1%. The commodity currencies of Australia, New Zealand and Canada all appreciated strongly during this time period, rising 27.7%, 26.3% and 15.3%, respectively. The Swedish Krona also was up 14.4%. These 5 currencies were among the 10 best performing currencies globally over this time period. The Global Income Fund had substantial positions in these five currencies during the Reporting Period

     These dramatic changes were the result of various events that occurred throughout the year. Some market participants blame the U.S. led invasion of Iraq as a cause of foreign investors redeeming U.S. assets in protest of the action. Others point a finger at the Bush Administration's 'abandonment' of a strong dollar policy. We believe that the currency's movement was driven by more economically fundamental reasons. The U.S. has a large (and still growing) current account deficit of over $500 billion. If the U.S. does not attract just under $1.5 billion of foreign capital every business day, the $USD will likely depreciate. During the late 1990's the U.S. was able to attract this amount and more as foreign investors scrambled to put money into the U.S. stock and bond markets. These flows allowed the $USD to appreciate dramatically and maintain its value until January of 2002. It was around this time that foreign investors began to realize that the chances of the equity markets having continually strong growth year after year was extremely small. This, coupled with unattractively low rates in the U.S. versus many other countries, caused investors to reevaluate and change their allocation from U.S. investments.

     Another major concern in the fixed income markets was the debate over deflation/inflation and U.S Federal Reserve's ("Fed") policy throughout the Reporting Period. Through the first 4 months of 2003, the Fed talked about the risk of deflation as being remote but commented on the possibilities should this occur. On May 6th the Fed left the Fed Funds rate at 1.25%, however, the press statement that accompanied this announcement had a surprising new risk assessment citing that deflation may be more likely than inflation. The markets interpreted this to mean that the Fed viewed deflation as imminent or at least a strong possibility. This caused interest rates to drop dramatically as the market started to think about a world with zero inflation (or less). 10-year Treasury yields dropped from around 4% in the beginning of May to an all time low of 3.11% in the middle of June.

     After the next Fed meeting, sentiment seemed to shift when Fed Chairman Greenspan stated that the odds of deflation were very low and the Fed proceeded to cut rates by 25 bps to a historic low of 1.00%. Markets again reacted and rates in turn rose sharply. The 10-year Treasury's yield increased sharply by 149 bps over a two-month time. Since that time the market has come to again view the risk of deflation as remote. The concern for the market now is whether inflation will remain benign or will there be an uncomfortable increase? Obviously, this is a very important question for the fixed income markets performance over the next year. Currently, it remains undetermined.

----------
* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

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     The performance of corporate bonds was also a major event last year.
Starting with the Enron scandal of late 2001 through the multiple corporate blowup's of 2002 (Tyco, WorldCom, Adelphi) bond investors were driven more to higher quality names. In addition, the yield spread between treasuries and corporate bonds was approaching historically wide levels. As a result, corporate bonds have performed extremely well versus Treasuries over the Reporting Period. The excess return of investment grade corporate bonds was over 800 bps. higher than Treasuries. November 2002 was one of the single best performing months versus Treasuries in history. During the first half of the fiscal year, corporate bond spreads 'tighten' dramatically as well. As corporate bonds performance rocketed ahead of Treasury's, investors who had small corporate bond positions in the beginning of the year started to lose ground versus their competitors and benchmarks. Analysts opine that these investors tried to catch up by buying more bonds than they normally would have. They also employed the tactic of 'reaching for yield,' buying lower rated credits that offered higher yields. This strategy worked partially because there were so many investors employing it and partially because an improving economy is good for corporate balance sheets.

     The Global Income Fund entered the fiscal year with substantial weighting of corporate bonds and continued to add to the weighting until the late summer of 2003. After around July, we decided that the yield differential between corporate bonds and Treasuries had become small enough to justify lowering our position in this asset class slowly, at opportune times. We felt that there was some risk that spreads would widen after such a dramatic tightening move. This move towards conservatism did not work out due to the reasons mentioned above, although our decision to slowly unwind the position did, as we still continued to hold a large position in corporate bonds even into October.

     Currently we still view corporate bonds as having some value, though it is mainly derived from the additional yield that corporate bonds offer over Treasuries. The "reaching for yield" strategy that most of our competitors employed last year is overdone in our eyes. We have even heard talk of some competitors changing their guidelines to allow for the purchase of junk bonds. We view this as a sign that certain fixed income money managers are now 'over stretching' to find yield and may have an unpleasant surprise. Our strategy has not changed. We will continue to own corporate bonds where we are comfortable with management and where we believe there is strong value versus other alternatives. We do not believe that moving down in credit rating to buy higher yielding bonds is a prudent decision on a risk/return basis at this time.

OUTLOOK FOR 2004

     Our strongest belief going forward is that the $USD is in a long-term bear market. The reasons are basically the same as mentioned above. The hope of most market participants is that the $USD will continue to depreciate slowly. The concern is that foreign investors and central banks stop buying U.S. financial assets and worse yet become net sellers. This would cause the $USD to collapse rapidly and may have dire consequences to the global economy. A brief description of how this could happen is as follows: If the $USD collapses, U.S. interest rates would rise rapidly as the U.S. government struggles to find buyers of its debt. This increase in rates could cause the housing market growth to stop and probably contract as the affordability of housing goes down for any one who wanted to take out a mortgage. This hurts the construction and housing related industries. The increase in rates also causes stocks to fall because they would not have as much value as presented by bonds. The negative wealth effect could slow consumption and corporate hiring. The exporting countries and regions of the world (Japan, China, Europe) could also be hurt as the world's biggest importer slowed consumption and the price of foreign goods would increase due to the drop in the $USD.

     We do not look at this 'hard landing' scenario as the most likely event as the various governments and central banks of the world would do everything in their power to prevent it. The big risk, as we see it, is that the various governments stop working together and start working against each other. A trade war is one way that could happen. Another would be an increase in geo-political tension due to some new crises. A successful, major terrorist attack within the U.S. would also be extremely detrimental, though there would likely be huge countervailing forces used by various governments to prevent a financial collapse from taking place under this scenario. Again, we do not look at this as the most likely scenario, but instead a soft landing as the $USD adjusts over the next few years.

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     We also believe that U.S. interest rates are more likely to go higher next year, though this will most likely not be a dramatic rise. With the huge amount of stimulation that the Fed and the Federal Government have introduced into the economy over the last few years, signs of strong, sustainable growth have started to become evident in the economy. On the other hand employment growth is weaker than would be expected in a normal recovery and there remains an exceptional amount of excess capacity. These two economic indicators will prevent a large increase in inflation until they start to improve. For that reason we believe that rates will not increase painfully over the next fiscal year.

     We believe that there are better opportunities for fixed income investors overseas and believe that European fixed income is a good opportunity to participate in capital appreciation. We think that the appreciation of the Euro over the last year will have similar effects to central bank tightening. This will likely cause European growth to remain weak, especially when compared to the U.S. At the end of the Reporting Period, 10-yr German Bunds were trading around the same level as 10-year Treasuries so we think there is a better chance of a decrease in Europe than in the U.S.

     We also are attracted to the higher yields offered in other parts of the world. The commodity countries of Australia and New Zealand offer significantly higher yields than are available in the U.S. We are especially attracted to bonds with shorter maturities issued by these countries. Although, these economies strong growth may well lead to inflation and higher rates, the current yield advantage is great enough to result in strong performance even with an increase in rates.

     We continue to hold a position in Icelandic housing bonds that we continue to find very attractive. These bonds currently have a nominal yield of around 7%, using the central banks targeted inflation rate of 2.5%. Over the next few months, we expect that the liquidity of these bonds will increase perhaps allowing for a greater pool of investors, which could increase demand. We, therefore, think that these (still) relatively high yielding bonds will offer even greater potential capital appreciation over the next several months.

     Japanese Government Bonds (JGB), in our eyes, are at the opposite end of the spectrum. This is a country that is showing some signs of actually coming out of a 10-year 'managed recession'. If moderate, sustained growth is achieved, rates could back up as the market would anticipate some inflation (as opposed to the current deflationary mentality). Although, 10-year rates are offered around 1.30%, they do not offer much of a yield cushion if rates do increase. We continue to have a large underweight position in these bonds versus our neutral position, though we recognize that there will be trading opportunities from time to time.

     Spread Sectors of the U.S. Fixed Income market may offer some interesting opportunities throughout the fiscal year. As mentioned, we still have a large position in corporate bonds. Our belief is that yield wins in the end. The added yield offered by corporate bonds adds to the cushion against a rise in yields. We also believe that corporate credit ratios will improve with the economy. We will be very diligent in watching for any signs that this may not take place. Some of these concerns will be an increase in the use of leverage for acquisitions, loss of fiscal discipline in the managerial suite (increased equity buy backs, less concern about ratings/access to capital markets), or a set back to the economy.

     Mortgage Backed Securities (MBS) may offer attractive opportunities at times. These securities have very attractive yields but their unpredictable cash flows make them more volatile. At the end of October, we had approximately a 9% position in MBS.

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     Treasury Inflation Protected Securities (TIPS) may offer compelling value
vs. Treasuries at times over the next fiscal year, however, we do not believe that this is true in the short-term. The breakeven inflation rate, the yield differential between like maturity nominal and real yield bonds, is close to historical highs. That means that the inflation rate must be over the breakeven rate for TIPS to outperform treasuries. We do believe that inflation will be higher in the long run, but may not move substantially higher in the next few months and will look for a better opportunity to increase our position in these securities.


                                   /s/ Donals E. Quigely

                                   Donald Quigley
                                   GLOBAL INCOME FUND PORTFOLIO MANAGER


The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND

     The Julius Baer International Equity Fund Class A shares ("International Equity Fund") returned 26.78% over the past 12 months ("Reporting Period"), (0.32%) annualized over the past 3 years, 12.32% annualized over the past 5 years, and 8.76% annualized since inception versus MSCI EAFE's returns of 27.03%, (6.11%), (0.22%), and 3.29% over comparable periods. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were 26.55%, (4.83%), and 1.88% respectively.

                                                                           TOTAL RETURN
                                           ----------------------------------------------------------------------------
                                                                      3-YEAR               5-YEAR            SINCE
                                                 1-YEAR            (ANNUALIZED)         (ANNUALIZED)       INCEPTION
                                           10/31/02-10/31/03    10/31/00-10/31/03    10/31/98-10/31/03    (ANNUALIZED)
                                           -----------------    -----------------    -----------------    -------------
Julius Baer Intl. Equity Fund, A
 (Inception: 10/4/93)                                  26.78%               (0.32%)              12.32%            8.76%
Julius Baer Intl. Equity Fund, I
 (Inception: 11/17/99)                                 27.39%                0.18%                 N/A             3.40%
MSCI EAFE w net dividend reinvested                    27.03%               (6.11%)              (0.22%)           3.29%
LIPPER Intl. Equity Fund Index                         26.55%               (4.83%)               1.88%             N/A
Intl. Equity Fund, A vs. EAFE                          (0.25%)               5.79%               12.54%            5.47%
Intl. Equity Fund, A vs. LIPPER                         0.23%                4.51%               10.44%             N/A
Intl. Equity Fund, I vs. EAFE                           0.36%                6.29%                 N/A             8.77%
Intl. Equity Fund, I vs. LIPPER                         0.84%                5.01%                 N/A              N/A
Intl. Equity Fund A, Lipper Ranking         253 of 835 funds            86 of 637             9 of 478              N/A
Intl. Equity Fund A, Lipper Percentile                    31%                  14%                   2%             N/A
Intl. Equity Fund I, Lipper Ranking         227 of 835 funds            74 of 637                  N/A              N/A
Intl. Equity Fund I, Lipper Percentile                    28%                  12%                 N/A              N/A

     Despite our cautiousness we managed to perform in line with EAFE in a strongly rising market and were ahead of about 70% of our competitors. The equity markets experienced a sudden and strong rotation in the middle-part of this fiscal year. Stocks and sectors that were down the most went up the most; companies with weak balance sheets benefited immensely from the sharp drop in bond yields. Some of the areas that experienced dramatic turn-around were: the insurance industry in Europe, the banking industry in Japan, technology stocks everywhere, and emerging markets in general.

     We have adjusted our portfolio, along with the market, to the collapse in the bond yields. We increased our exposure to the banking and insurance industries in Europe. We also increased our weighting in Japan as the government stepped up efforts in its reform of the banking sector. We have doubled our allocation to emerging markets from the low teens to the low twenties by increasing our exposure to countries and companies that possess a global competitive advantage, attractive valuation, and are undergoing reform. We believe emerging markets will continue to do well, but in a more discriminate manner.

     Although corporate earnings have improved and global economic activities picked up momentum recently, we remain cautious. The weak dollar will likely hinder global economic growth. The U.S., the locomotive of world growth, needs to address its excessive current account deficit. The U.S. economy is running on intensive monetary and fiscal stimuli that are temporary

----------
* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

in nature. China, the locomotive for Asian growth, is showing signs of overheating: Although its economy has grown 10-12% during the fiscal year (mainly driven by fixed-asset investment), China's GDP has been quite volatile during the Reporting Period.

     Hence, we expect our portfolio to reflect our worries about the health of the global economy, while unearthing unique and exciting opportunities overseas.

THE UNITED STATES: AN OVERVIEW OF THE WORLD'S GROWTH ENGINE

     Don't fight the U.S. Federal Reserve ("Fed") is an adage by which many of our peers abide. However, our motto is to fight the Fed, but don't fight gravity. The central bank has the most powerful tools in the economy. When its actions are supported by fundamentals it can create gravity. Under such circumstances, 'don't fight the Fed' is very useful advice.

     When the central bank's actions are not backed by fundamentals, then it is fighting gravity. In such circumstances, fighting the central bank might be a very profitable proposition. George Soros has been reputed to having made more than a billion dollars fighting the Bank of England's failed attempts to prop up the value of the British pound.

     In the previous two years, the Fed has failed to resuscitate the U.S. equity market. Its very easy monetary policies in the previous years have facilitated bubble formation in the equity market, over-investment in the U.S. economy, and the leveraging of corporate and consumer balance sheets. Despite the Fed actions, the equity market continued to drift lower and those who fought the Fed were hugely rewarded.

     However since late spring of this year, the Fed seems to be creating gravity. The global equity markets have rallied strongly from March lows and the economy is expanding at blinding speed. We believe the gravity currently created will be short-lived, however, the burden of proof has shifted to the skeptics. This makes fighting the Fed today a much riskier proposition although it still makes sense. As we still firmly believe that there remain severe structural problems hindering the U.S. economy, the equity market continues to suffer from over-valuation and upwardly biased earnings:

     The current account deficit is the most serious imbalance facing the U.S. economy. The law of large numbers is making the U.S. current account deficit unsustainable. Because of the size of the U.S. economy (more than 30% of the world economy), a current account deficit at 4.7% of GDP requires 80% of the world's incremental savings. It will even get worse; by year-end, many analysts expect the deficit to reach $600bn--about 5.5% of GDP.

     Academics have downplayed the seriousness of a current account deficit. The most liberal interpretation is we have a current account deficit because we have a capital account surplus--by definition the sum of the two must equal to zero assuming no change in foreign reserves. We are the most attractive destination for investment in the world, hence foreigners will keep investing in the United States.

     A balance sheet analogy would be best to understand the current account issue. A current account deficit is like a debt on a company's balance sheet. If a company grows through leverage it is not necessarily bad but it is definitely more risky and less sustainable than that of a company that grows organically without the need for leveraging. The risks inherent in growth strategy through borrowing are: 1) how well were the proceeds invested. 2) how long can the company continue this leverage. 3) what happens to the growth rate of the company once the company stops pursuing its leveraging strategy, and 4) what happens to the company if debtors refuse to rollover their loan. These symptoms are present in the U.S. economy. We have been growing fast because we've been spending and investing other people's money.

     What the academics were saying in balance-sheet terms is that debt does not matter. The reason this company has too much debt is because it has too many assets--by definition assets must equal liability and equity. The reason it has too much debt is because debtors like to lend to this company. The reason this company has too much debt is because it has a lot of growth opportunities. The academics argument is starting to sound much less intelligible.

     Another pressing issue is the lack of job creation. Weak balance sheets and outsourcing trends have prevented companies from creating jobs domestically, despite the very strong economic growth.

     One uncertainty hounding the market is the ability of this recovery to maintain momentum when all these fiscal and monetary stimuli are phased out. Our belief is that we are not at a cusp of a new recovery but at the late stage of an already overextended boom cycle. We have not yet wrung out the excesses of the late 90's.

     The quality of earnings is again an issue. Wall Street is again resorting to its old ways of trumpeting inflated operating earnings. We believe that the historical average of total corporate profits as percentage of GDP (approx. 5.4%) is a good measure of mid-cycle earning potential and that the S&P 500's historical market shares of those profits (approx. 60%) remains valid. On that basis, the earning potential of the market is about $40 per share not the consensus operating earnings of $60.

     On almost all key metrics, valuations remain very stretched: P/E, P/Sales, dividend yield, and P/B.

FOREIGN DEVELOPED MARKETS

     Valuations in Europe had been quite inexpensive. Dividend yield in the region had climbed to approximately 4% in March 2003 and despite a recent declining trend, remains at approximately 2.8% at the close of the Reporting Period. The recent run up of the Euro is creating a dilemma. Its rapid appreciation against both the U.S. dollar and the Japanese Yen will be too much of a burden for the weak European economy to handle.

     Despite the cheaper valuations, earnings downgrades, which seem likely, could cause a correction in European equities. Given these rising concerns, we increased our exposure to companies and sectors that are resilient to weak economic conditions and the strong Euro, but yet still display low valuations.

     Endesa is a key holding in the utility sector. It is the largest electricity producer in Spain where the supply and demand characteristics are very favorable: Demand is very strong and growing above the European average. Generation capacity is barely meeting current demand--reserve margins are one of the lowest in Europe. Import risks are low due to very limited interconnection cables from France. In addition, the regulatory framework is favorable for the operators to encourage them to invest in power generation in order to minimize the risk of blackouts. Endesa is also a turnaround and a balance sheet restructuring story. Its share price was punished for the company's ill-advised investments in Latin America and expansion into telecom. Endesa is divesting and refocusing its energy and financial resources to its core business. It could also benefit from improving fundamentals in Latin America where it still has a substantial exposure.

     Fortum, one of the major utility companies in the Nordic region, is another exciting opportunity. The company's management is transforming it from a "conglomerate" to a focused electricity generator and distributor for the entire Nordic region. The major engines for growth are acquisition and further streamlining of the business. Valuations are inexpensive and the dividend is high.

     OMV, Austria's largest integrated oil company, possesses exciting medium-term prospects despite the current economic conditions. Like many other Austrian companies, it recognized early the potential benefits of Central Europe's ascension towards European Union and European Monetary Union memberships. It has and continues to expand in the region. The company is very efficient with high market share in the markets it serves. It has valuable exploration and production refining and marketing franchises. Despite its growth prospects, the shares trade below asset value.

     We are also investing in turnaround situations. Bad times are forcing German banks to restructure. Germany has the poorest banking market in Europe. Very low margins and large number of bankruptcies have caused severe losses on all major banks. HVB, our favorite German bank, has been aggressive in its restructuring efforts. It has floated a part of Bank Austria, sold Bank von Ernst and Norris Bank and floated Hypo Real Estate.

     In general our European holdings are tilted towards companies with low leverage, low dollar exposure, low economic exposure, and low valuation and reasonable expectations. We are finding a few opportunities in the telecom and utility sectors but few in the industrials and exporters.

     The Japanese economy continues to be driven by export activities though this year it was China, not the U.S., who was the main export driver. In addition, although the Yen has strengthened against the dollar, its weakness against the Euro has provided needed relief to Japanese exporters.

     Since late spring, the banking shares have had stellar performance. The rally has been driven by government bailout of weak banks, hope for domestic economic recovery, and relatively cheap valuation. We did purchase some of the leading banks in Japan and are currently about market weight versus the benchmark.

     Although we expect the government to continue to reform the banking sector, we do not expect the domestic economy to recover in the near future. We expect the economic weakness in Japan to continue despite the very low interest rate environment. Corporations remain highly leveraged and will need to continue to de-leverage for years.

     In the Dollar Bloc, we continue to view the mining and natural gas sectors in Australia and Canada positively. However, in the short-term, we may see earnings downgrades as the weak U.S. dollar will bite into earnings. We regard these investments in real assets as a good hedge against 'central banker malfeasance'--i.e. printing too much money.

EMERGING MARKETS:

     Emerging markets are once again attracting money, attention, and headlines. Over the last 15 years there have been several false dawns; the courageous and 'clairvoyant' investors who ventured into those markets lost the bulk of their investments. Many of them swore never to return.

     We have in the past likened investing in emerging markets (the new opportunity) to settling in the U.S. (the new world) centuries ago. During that era, the early comers, the pioneers, got arrows in their back while the later comers, the early settlers, succeeded and fulfilled their dreams.

     Are we still in the pioneer era, or are we entering a long and rewarding early-settlers era? Our general belief is that after every crisis, the probability that the pioneering era has come to an end increases significantly. However, not all emerging markets will exit that era at the same time. Countries that possess global competitive advantages and are undergoing genuine restructuring are most likely to exit the pioneers' era early. Others could remain there for decades and even centuries.

     Four years ago, we recognized that Central Europe had most likely exited the pioneer era for good. Their prospects of joining European Union in 2004 and a few years later European Monetary Union were the catalyst. Such memberships would ensure structural and legal reforms, a hard currency (the Euro), and the ability to borrow very cheaply throughout the yield curve.

     Other emerging markets do not have such clear prospects, nevertheless some have showed significant progress that serious considerations have been made to include them into our portfolio. Although the risks remain high, so are the rewards.

     True to the adage that what doesn't break you will make you stronger, many emerging markets learned the lessons from the last crisis and have restructured accordingly--especially in Asia. Foreign debt as percentage of GDP has declined significantly, foreign reserves are near all time highs, the cost of capital (interest rates) is around an all time low, valuations are at a significant discount to developed markets, and domestic as well as foreign investors remain heavily underweight the region.

     However, a lot remained to be answered. How vulnerable were the Asian economies to a slowdown in the U.S. economy, especially if the U.S. is forced to reduce its bulging current account deficit? How would the Asian economies fare, if China, were to slowdown from its feverish 10-12% GDP growth? How would the Asian economies ultimately respond to China when it starts moving along the value-added curve in manufacturing competing directly with them? Would their trade surplus disappear, would we see additional crisis?

     Due to the array of uncertainties, our increased exposure to Asia has been very modest. We have focused more on countries that we believed possessed global competitive advantages that are usually a combination of market size (population), natural resources, and geographical location. We believe countries like India, Russia, Brazil, and Mexico possess important global competitive advantages.

     China's competitive advantage is definitely getting all the attention. It has an abundant pool of labor with a population of 1.3 billion; Wages are very low -hundred of millions earn one dollar a day; China has heavily invested in the infrastructures of its coastal provinces. Such attributes make China an ideal place for world manufacturing and exports.

     India's population is almost as large as that of China--about 1 billion. But it has not received the same attention. According to a recent article in Business Week, China received $50 billion in foreign direct investment ("FDI"), while India got a mere $4 billion. Red-tape bureaucracy and weak infrastructures are the two most cited reasons for the lack of interest, however, globalization and technological advances are allowing India to leverage some of its global competitive advantages. While China has been the destination for manufacturing outsourcing, India has become the center of IT outsourcing. That success has awakened India to its many missed opportunities and is currently undertaking aggressive steps to attract FDI for manufacturing as well.

     We have identified three areas of investment opportunities that leverage India's global competitive advantage: information technology, generic pharmaceuticals, and the banking sector. In the case of IT, the advantage is the abundance of high skilled programmers, English as a second language, and the time zone difference between the U.S. and India that allows for a virtual 24-hour workplace. The generic industry's competitive advantage is again the availability of cheap high skilled scientists and the large population makes testing drugs a relatively easy, fast, and cheap process. The banking industry is leveraged to the potential of increased outsourcing into India. Such trend if it were to continue would result in a significant increase in the size and wealth of the middle class--a clear boom to the financial sector.

     Russia is another emerging market with exciting potential. Russia possesses huge and abundant natural resources, a very large domestic market, a highly educated labor force, and a great location between Asia and Europe. Russia's biggest challenges are corruption, a weak legal system, high political uncertainty, poor corporate governance, and wealth concentrated among the few (the oligarchs).

     We believe the Yukos affair in the medium-term is very positive for Russia. Although we are disturbed by the means the government used to address its disagreement with Yukos and its main shareholders, we have long believed that the taxes paid by the oil industry were low and unsustainable. In Norway the oil industry's statutory tax rate is about 70% while in Russia it is about 30%. But by taking advantage of some loopholes in the tax system many Russian oil companies are paying close to 15% tax rate. That is very unhealthy for Russia. For Russia to have an emerging middle class, wealth needs to be redistributed. Taxation on the oil sector needs to be close to that of Norway. And the government needs to find constructive ways to re-invest the proceeds in the economy so that both the infrastructures of the country and the middle class flourish. Hence most of our investments in Russia are infrastructure and consumer related, despite the fact that oil represents the majority of the trading volume in Russian stocks.

     Brazil is rich in natural resources, and has a sizable domestic market. We believe natural resources and commodities have entered a structural bull market to which Brazil is highly leveraged; and the Lula administration continues to surprise with bold reforms. These two forces would ensure strong economic performance in Brazil over the medium term.

     Mexico's biggest competitive advantage is its geographic proximity to the U.S., however, there has been some serious erosion in that advantage as a result of the emergence of China as a manufacturing base for the world and the failure of Mexico to improve its competitiveness and undertake the necessary reforms to make it attractive for further FDI. Although this advantage is being squandered today due mainly to political gridlock, it will always be there for the country to leverage.

     We are also investing in special situation countries like Turkey. The key attraction is the significant probability that the EU in the fall of 2004 would invite Turkey to start negotiating for EU membership. Turkey is also undertaking deep reforms to restructure its banking sector, open up its economy through further privatization, and combating inflation. In addition, Turkey is a major beneficiary of a stable Iraq.

     Recent events in several emerging markets caused large corrections in the local financial markets and were a reminder of the inherent volatility and risk in emerging markets: In Turkey, terrorists committed suicide bombing against UK interests. In

Russia, authorities raided the offices of Yukos, imprisoned and confiscated the shares of its largest shareholder (Khodorkovsky). In Hungary, the central bank raised rates by from approximately 6% to nearly 9% to defend the currency. In the Philippines, a populist actor and friend of jailed previous president declared he is running for the presidency. Such events, as long as they are isolated in nature, will prove to being buying opportunities.

     The biggest question of all is how will the developed world handle the initial cost of China and India entering the global labor market? These two countries are home to 40% of world's population--an unlimited supply of extremely cheap labor. The combination of globalization and technology is creating wage arbitrage globally. Manufacturing and some service sector jobs are being exported mainly from the developed world to China and India. While the global economy and Wal-Mart shoppers are benefiting from this trend, politicians are feeling the heat and calls for protectionism are gaining momentum and getting louder. Is the world ready for China entering the World Trade Organization. Is the developed world ready to pay the price of short-term higher unemployment?

     We believe some form of protectionism is unavoidable. It is like immigration. Although it benefits the economy, we do have laws to restrain and control it because unlimited immigration policy is chaotic and harmful. In the same manner, while we do not doubt the benefit of free trade we believe that the size of the Indian and Chinese labor markets will force world leaders to restrain it to a level where it becomes less chaotic to the labor market in the developed world.


                                     /s/ Rudolph-Riad Younes

                                     Rudolph-Riad Younes, CFA
                                     INTERNATIONAL EQUITY FUND PORTFOLIO MANAGER


The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL HIGH YIELD BOND FUND

     The Julius Baer Global High Yield Bond Fund Class A ("High Yield Bond Fund") commenced operations in December of 2002. This period has proven to be one of the best periods to be invested in high yield over the 19 years for which data is available from the Merrill Lynch indices. As of October 31, 2003, the market, as measured by the High Yield Bond Fund's benchmark (Merrill Lynch Global High Yield Constrained Index) was up 25.05% for the calendar YTD. Depending on the final year-end number in December, this will rank as the second or third best for the high yield market on record.

     It is interesting to note that these returns are competitive with some of the best years in the S&P 500, including the return of the S&P 500 this year. At the same time, the worst year on record for the high yield market, as measured by the Merrill Lynch High Yield Cash-Pay Index, occurred in 1990 when it was only (4.35%). This downside is considerably better than what might be expected of an equity market in a bad year. We believe that these patterns help highlight the power of high yield's income flow and its role in the markets as "quasi-equity."

     In hindsight, recognition of this "quasi-equity" nature of high yield is part of what lies behind the market's excellent performance this year. When the current bull market in high yield began, in late 2002, many market participants were cautiously optimistic on the economy and corporate earnings. However, many investors, including ourselves, felt that equities were still relatively fully valued. Over the last five years, high yield bonds had suffered relatively poor performance in comparison to the S&P 500 and/or investment grade bonds. By year-end 2002, they were sporting yield premiums that were very close to all-time highs. Thus, high yield bonds seemed like an attractive vehicle for gaining most of the upside in the event that earnings rebounded without risking the kind of downside implied by equity valuations.

     Consequently, investors poured $23 billion into high yield mutual funds in the ten months ending October 31, 2003. Towards the end of this period, macro-economic numbers, such as GDP and manufacturers' surveys, began showing some improvement. Corporate earnings first stabilized and then also began showing some improvement. Corporate default rates fell and are projected by Moody's to continue falling at least through year-end. All of these developments provided a fundamental validation to the powerful flow of funds into the market.

     In this environment, the High Yield Bond Fund returned 20.57% from the period beginning December 17, 2002 and ending October 31, 2003 ("Reporting Period") and 20.45% over the calendar YTD. These returns lagged the index returns of 26.09% and 25.05%, respectively. However, compared to its peers, (as measured by the Morningstar universe of high yield bond funds) our Fund performed progressively better, once it overcame the early costs of investing initial subscriptions. In the year-to-date period ending October 31st it outpaced the median manger by 0.76%.

     The High Yield Bond Fund benefited during the Reporting Period from a number of specific investments in companies based around the world and from a variety of industries. Relative to other high yield bond funds offered in the United States, the Fund also benefited from its multi-currency approach. Between 10% and 20% of its investments were denominated in foreign currencies (primarily the Euro) during a period of U.S. dollar weakness. This aspect of the High Yield Bond Fund was not as beneficial relative to the High Yield Bond Fund's index, which carries approximately an 11% non-U.S. dollar weighting.

     Among the specific investments that helped the High Yield Bond Fund's performance we would highlight, in the United States, our purchases of OM Group 9.25% of '11 and Akamai 5.50% convertibles of '07. OM Group is a metals processor that suffered in 2002 from the effects of a volatile cobalt market and a poor acquisition, but righted itself quickly during 2003 by selling non-core operations. Akamai, a leading provider of internet caching services, essentially "proved its concept" during 2003, increasing sales and generating positive cash flow for the first time.

     In Europe, we would highlight our investment in the Swiss Franc denominated Unique Flughafen 4.25% of '09. Unique is a Swiss company that manages the Zurich Airport. Although the Zurich Airport continues to struggle in the consolidating

----------
* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

European air transport market, Unique has taken advantage of its strong asset base and the improving financial environment to restructure its balance sheet. We no longer own Unique Flughafen bonds, but we have reinvested the funds in other promising European credits.

     Three developments offset the benefits of these types of specific investments during this time period. First, the High Yield Bond Fund often had to carry high levels of cash as it invested its initial inflows. This position was costly from a transactional perspective. In addition, since it is difficult to immediately invest cash judiciously in high yield bonds, it caused negative returns relative to the index in a rapidly appreciating market. Secondly, we underweighted the utility sector of the market all year. Utility bonds have enjoyed a strong rebound, as investors seem to have concluded that the enormous over-capacity of the system will be absorbable over the coming years. We are more skeptical and continue to tread carefully when investing in utility bonds. Some isolated investments that deteriorated from purchase provide the third and final negative impact on relative performance during the Reporting Period. Our investment in AK Steel bonds was the most dramatic example of this type. We sold this position in the month of June as part of our normal discipline to exit positions whose fundamentals are not matching our initial expectations.

     Looking forward, we continue to be constructive on the prospects for high yield bonds. We believe that a number of trends will benefit investments in income generating "quasi-equity" securities around the globe. First, we anticipate that issuers will be able to continue improving their operations in a recovering economic environment, even if this recovery is, as many believe it will be, relatively muted. Secondly, we believe that a trend is in place by which corporations will gradually be strengthening their balance sheets. Over the long run this will further improve credit fundamentals and reduce new-issue supply. Finally, we believe that in a slow growth, non-inflationary environment, income producing securities will continue to provide relative value.

     Despite our continued positive stance on the high yield market, we do not expect gains in the coming year to be as dramatic as we have experienced thus far. We would also expect there to be periods during the coming year when the high yield asset class may be more volatile than it has been recently. However, over a one year investment horizon, we believe that this asset class can perform relatively well. A rapid and large increase in interest rates or a reversal of recent corporate profitability trends would both pose obvious risks to this scenario.

     As we move forward, we will continue to seek investments in companies that we believe are at least stable and thus able to provide a reasonably safe flow of income. We will also seek to maintain a portfolio that is diversified both by industry and by geography, as we believe that a truly global approach to the high yield market will, over the long run, generate a better risk/reward pattern.


                            /s/ Greg Hopper

                            Greg Hopper
                            GLOBAL HIGH YIELD BOND FUND PORTFOLIO MANAGER


The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND

     IT IS THE GLOBAL INCOME FUND'S POLICY TO DECLARE AND PAY MONTHLY DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN* -- CLASS A

Year Ended 10/31/03                                     9.83%
Five Years Ended 10/31/03                               5.87%
Ten Years Ended 10/31/03                                5.98%
Inception (7/1/92) through 10/31/03                     6.43%

AVERAGE ANNUAL TOTAL RETURN* -- CLASS I

Year Ended 10/31/03                                    10.19%
Inception (11/17/99) through 10/31/03                   8.13%

----------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global Income Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

[CHART]

                      GROWTH OF $10,000 INVESTED IN CLASS A
                    SHARES OF JULIUS BAER GLOBAL INCOME FUND
                 VS. A BLENDED MERRILL LYNCH AND JP MORGAN INDEX
                         JULY 1, 1992-OCTOBER 31, 2003+

                GLOBAL INCOME FUND -        MERRILL LYNCH &
                CLASS A                     JP MORGAN COMBINED
July 1992                $    10,000               $    10,000
Oct  1992                $    10,486               $    10,276
Apr  1993                $    10,781               $    10,852
Oct  1993                $    11,341               $    11,289
Apr  1994                $    11,018               $    11,106
Oct  1994                $    10,939               $    11,310
Apr  1995                $    11,690               $    12,124
Oct  1995                $    12,460               $    12,826
Apr  1996                $    12,755               $    12,949
Oct  1996                $    13,488               $    13,588
Apr  1997                $    13,385               $    13,595
Oct  1997                $    13,925               $    14,420
Apr  1998                $    14,276               $    14,770
Oct  1998                $    15,238               $    15,873
Apr  1999                $    15,150               $    15,813
Oct  1999                $    14,907               $    15,877
Apr  2000                $    14,845               $    15,780
Oct  2000                $    15,031               $    16,304
Apr  2001                $    15,806               $    17,202
Oct  2001                $    17,095               $    18,420
Apr  2002                $    16,974               $    18,322
Oct  2002                $    18,454               $    19,648
Apr  2003                $    19,773               $    20,730
Oct  2003                $    20,268               $    21,099

----------
+ Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2003. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. Indexes do not incur expenses and are not available for investment.

   NOTE: All figures cited here and on the following pages represent past performance of the Global Income Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND

     IT IS THE INTERNATIONAL EQUITY FUND'S POLICY TO DECLARE AND PAY ANNUAL DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN* -- CLASS A

Year Ended 10/31/03                                    26.78%
Five Years Ended 10/31/03                              12.32%
Inception (10/4/93) through 10/31/03                    8.76%

AVERAGE ANNUAL TOTAL RETURN* -- CLASS I

Year Ended 10/31/03                                    27.39%
Inception (11/17/99) through 10/31/03                  3.40%

----------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

[CHART]

                      GROWTH OF $10,000 INVESTED IN CLASS A
                 SHARES OF JULIUS BAER INTERNATIONAL EQUITY FUND
                          VS. MORGAN STANLEY EAFE INDEX
                        OCTOBER 4, 1993-OCTOBER 31, 2003+

              INTERNATIONAL EQUITY      MORGAN STANLEY
              FUND - CLASS A            EAFE INDEX
Oct 1993               $    10,000         $    10,000
Apr 1994               $     9,608         $    10,798
Oct 1994               $     9,440         $    11,261
Apr 1995               $     7,970         $    11,401
Oct 1995               $     8,462         $    11,219
Apr 1996               $     9,281         $    12,701
Oct 1996               $     9,540         $    12,394
Apr 1997               $    10,592         $    12,588
Oct 1997               $    11,227         $    12,968
Apr 1998               $    14,672         $    14,970
Oct 1998               $    13,035         $    14,219
Apr 1999               $    16,118         $    16,275
Oct 1999               $    18,880         $    17,252
Apr 2000               $    26,698         $    18,396
Oct 2000               $    23,531         $    16,739
Apr 2001               $    21,627         $    15,381
Oct 2001               $    18,710         $    12,566
Apr 2002               $    20,886         $    13,259
Oct 2002               $    18,382         $    10,905
Apr 2003               $    18,968         $    11,103
Oct 2003               $    23,304         $    13,853

----------
+ Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains distributions through October 31, 2003. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

   NOTE: All figures cited here and on the following pages represent past performance of the International Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND

     IT IS THE GLOBAL HIGH YIELD BOND FUND'S POLICY TO DECLARE AND PAY MONTHLY DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

TOTAL RETURN* -- CLASS A

Inception (12/17/02) through 10/31/03                  20.57%

TOTAL RETURN* -- CLASS I

Inception (01/30/03) through 10/31/03                  19.66%

----------
* Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Yield Bond Fund commenced operations on December 17, 2002 and the Adviser has contractually agreed to reimburse certain expenses of the Fund through 12/31/04; without such reimbursements total returns woiuld have been lower.

[CHART]

                      GROWTH OF $10,000 INVESTED IN CLASS A
                SHARES OF JULIUS BAER GLOBAL HIGH YIELD BOND FUND
                 VS. A BLENDED MERRILL LYNCH AND JP MORGAN INDEX
                       DECEMBER 17, 2002-OCTOBER 31, 2003+

             GLOBAL HIGH YIELD           MERRILL LYNCH &
             BOND FUND - CLASS A         JP MORGAN COMBINED
Dec 2002            $     10,000               $     10,000
Apr 2003            $     11,088               $     11,491
Oct 2003            $     12,057               $     12,609

----------
+ Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2003. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. Indexes do not incur expenses and are not available for investment.

   NOTE: All figures cited here and on the following pages represent past performance of the Global High Yield Bond Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2003
(PERCENTAGE OF NET ASSETS)

                                                                                               MARKET
             FACE                                                                              VALUE
CURRENCY     VALUE                                                                            (NOTE 1)
--------  -----------                                                                    -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--42.5%
                         Fannie Mae
USD         2,000,000      3.250% due 11/15/2007                                         $       2,003,594
USD         1,493,284      5.500% due 10/01/2017                                                 1,538,566
USD         1,403,918      5.500% due 11/01/2017                                                 1,446,489
USD         2,236,674      5.000% due 08/01/2033                                                 2,205,920
USD         1,500,000      5.500% due 11/01/2033 (TBA)                                           1,514,062
                                                                                         -----------------
                                                                                                 8,708,631
                                                                                         -----------------
                         Ginnie Mae
USD           389,019      7.000% due 04/15/2032                                                   412,210
                                                                                         -----------------
                         U.S. Treasury Bond
USD           700,000      5.375% due 02/15/2031                                                   724,937
                                                                                         -----------------
                         U.S. Treasury Inflation Indexed Note
USD         4,969,919      3.625% due 01/15/2008                                                 5,525,152
                                                                                         -----------------
                         U.S. Treasury Notes
USD         7,160,000      6.875% due 05/15/2006                                                 7,996,825
USD           740,000      3.500% due 11/15/2006                                                   764,166
USD         1,700,000      3.000% due 02/15/2008                                                 1,701,859
USD         3,515,000      2.625% due 05/15/2008                                                 3,447,446
USD         2,850,000      3.250% due 08/15/2008                                                 2,858,016
USD           925,000      4.250% due 08/15/2013                                                   921,820
                                                                                         -----------------
                                                                                                17,690,132
                                                                                         -----------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $33,011,106)        33,061,062
                                                                                         -----------------
FOREIGN GOVERNMENT BONDS--32.7%
                         GERMANY--11.3%
                         Bundesobligation
EUR         2,765,000      4.500% due 08/18/2006                                                 3,339,671
                                                                                         -----------------
                         Deutschland Republic
EUR         4,320,000      5.250% due 07/04/2010                                                 5,396,139
                                                                                         -----------------
                                                                                                 8,735,810
                                                                                         -----------------

                       See Notes to Financial Statements.

                                                                                               MARKET
             FACE                                                                              VALUE
CURRENCY     VALUE                                                                            (NOTE 1)
--------  -----------                                                                    -----------------
FOREIGN GOVERNMENT BONDS--CONTINUED
                         ICELAND--4.6%
                         Housing Finance Fund
ISK       103,392,382      4.750% due 12/15/2022                                         $       2,275,188
ISK        60,272,613      4.750% due 12/15/2037                                                 1,335,005
                                                                                         -----------------
                                                                                                 3,610,193
                                                                                         -----------------
                         ITALY--4.2%
                         Buoni Poliennali Del Tes
EUR         2,660,000      4.750% due 03/15/2006                                                 3,223,361
                                                                                         -----------------
                         NEW ZEALAND--3.2%
                         New Zealand Government
NZD         3,960,000      8.000% due 04/15/2004                                                 2,462,947
                                                                                         -----------------
                         AUSTRALIA--3.1%
                         New South Wales Treasury Corp
AUD         3,160,000      8.000% due 03/01/2008                                                 2,427,158
                                                                                         -----------------
                         FRANCE--2.9%
                         Government of France
EUR         1,750,000      5.750% due 10/25/2032                                                 2,266,294
                                                                                         -----------------
                         JAPAN--1.9%
                         Development Bank of Japan
JPY       163,000,000      1.400% due 06/20/2012                                                 1,496,780
                                                                                         -----------------
                         UNITED KINGDOM--1.5%
                         United Kingdom Gilts
GBP           615,000      7.250% due 12/07/2007                                                 1,133,898
                                                                                         -----------------
                         TOTAL FOREIGN GOVERNMENT BONDS (COST $22,637,037)                      25,356,441
                                                                                         -----------------
CORPORATE BONDS--20.3%
                         UNITED STATES--16.4%
                         ABN-Amro Bank NV (Chicago)
USD        1,666,000       7.250% due 05/31/2005                                                 1,797,383
                                                                                         -----------------
                         Bank of America Corp
USD          865,000       7.500% due 09/15/2006                                                   976,602
                                                                                         -----------------
                         Comcast Cable Communications Inc
USD          515,000       6.750% due 01/30/2011                                                   569,170
                                                                                         -----------------

                       See Notes to Financial Statements.

                                                                                               MARKET
             FACE                                                                              VALUE
CURRENCY     VALUE                                                                            (NOTE 1)
--------  -----------                                                                    -----------------
CORPORATE BONDS--CONTINUED
                         UNITED STATES--CONTINUED
                         Cox Enterprises Inc (144A)
USD           600,000      4.375% due 05/01/2008                                         $         606,756
                                                                                         -----------------
                         Ford Motor Credit Co
USD          680,000       7.600% due 08/01/2005                                                   721,710
                                                                                         -----------------
                         General Motors Acceptance Corp
USD         1,000,000      6.125% due 09/15/2006                                                 1,058,697
                                                                                         -----------------
                         Hewlett-Packard Co
USD         1,630,000      7.150% due 06/15/2005                                                 1,758,220
                                                                                         -----------------
                         International Lease Finance Corp
USD           895,000      5.625% due 06/01/2007                                                   961,945
                                                                                         -----------------
                         International Paper Co
USD           400,000      6.750% due 09/01/2011                                                   442,205
                                                                                         -----------------
                         National Rural Utilities
USD         1,780,000      5.250% due 07/15/2004                                                 1,828,670
                                                                                         -----------------
                         Target Corp
USD           910,000      5.500% due 04/01/2007                                                   984,716
                                                                                         -----------------
                         Verizon Global Funding Corp
USD           885,000      6.875% due 06/15/2012                                                   985,406
                                                                                         -----------------
                                                                                                12,691,480
                                                                                         -----------------
                         UNITED KINGDOM--3.9%
                         Abbey National Plc
USD           885,000      6.690% due 10/17/2005                                                   958,541
                                                                                         -----------------
                         Diageo Capital Plc
USD         1,075,000      3.500% due 11/19/2007                                                 1,080,538
                                                                                         -----------------
                         Vodafone Group Plc
USD           950,000      7.625% due 02/15/2005                                                 1,019,264
                                                                                         -----------------
                                                                                                 3,058,343
                                                                                         -----------------
                         TOTAL CORPORATE BONDS (COST $15,436,285)                               15,749,823
                                                                                         -----------------
SHORT-TERM INVESTMENTS--1.9%
                         Freddie Mac Discount Note
USD         1,500,000      1.060% due 03/19/2004 (Cost $1,493,861)                               1,493,861
                                                                                         -----------------

                       See Notes to Financial Statements.

                                                                                               MARKET
             FACE                                                                              VALUE
CURRENCY     VALUE                                                                            (NOTE 1)
--------  -----------                                                                    -----------------
REPURCHASE AGREEMENTS--3.2%
                         UNITED STATES--3.2%
USD         2,465,994    Investors Bank & Trust Company Repurchase Agreement, dated
                           10/31/2003, due 11/03/2003, with maturity value of
                           $2,466,142 and an effective yield of 0.72%, collateralized by a Ginnie Mae Obligation, with a rate of 4.75%, a
                           maturity of 8/20/2024, and a market value of $2,589,294.
                           (Cost $2,465,994)                                             $       2,465,994
                                                                                         -----------------
                         TOTAL INVESTMENTS--100.6% (COST $75,044,283)(1)                        78,127,181
                         OTHER ASSETS AND LIABILITIES (NET)--(0.6%)                               (490,855)
                                                                                         -----------------
                         TOTAL NET ASSETS--100.0%                                        $      77,636,326
                                                                                         =================

                         PORTFOLIO FOOTNOTES:
                 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

                  (1) Aggregate cost for federal income tax purposes was $75,024,001.

                             GLOSSARY OF CURRENCIES

             AUD  --  Australian Dollar
             EUR  --  Euro
             GBP  --  British Pound Sterling
             ISK  --  Icelandic Krona
             JPY  --  Japanese Yen
             NZD  --  New Zealand Dollar
             USD  --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2003

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                                  CONTRACTS TO RECEIVE
                        -----------------------------------------                                       NET UNREALIZED
EXPIRATION                    LOCAL                     VALUE IN                IN EXCHANGE              APPRECIATION
   DATE                     CURRENCY                       USD                    FOR USD               (DEPRECIATION)
----------                  --------                    --------                -----------             --------------
2/10/04                 JPY 250,000,000                 2,281,421                2,287,283              $       (5,862)
11/04/03                JPY 250,000,000                 2,274,071                2,155,711                     118,360
11/14/03                JPY 214,000,000                 1,947,194                1,809,266                     137,928
11/19/03                SEK  11,850,000                 1,517,966                1,445,087                      72,879
                                                                                                        --------------
           Net unrealized appreciation on forward foreign exchange contracts to buy                     $      323,305
                                                                                                        ==============

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                                  CONTRACTS TO RECEIVE
                        -----------------------------------------                                       NET UNREALIZED
EXPIRATION                    LOCAL                     VALUE IN                IN EXCHANGE              APPRECIATION
  DATE                      CURRENCY                       USD                    FOR USD               (DEPRECIATION)
----------                  --------                    --------                -----------             --------------
12/16/03                EUR   1,620,000                 1,880,988                1,854,366              $     (26,622)
12/23/03                EUR   3,000,000                 3,482,599                3,501,000                     18,401
11/04/03                JPY 250,000,000                 2,274,071                2,279,919                      5,848
                                                                                                        -------------
           Net unrealized depreciation on forward foreign exchange contracts to sell                    $      (2,373)
                                                                                                        =============

                             GLOSSARY OF CURRENCIES

             EUR  --  Euro
             JPY  --  Japanese Yen
             SEK  --  Swedish Krona

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2003
(PERCENTAGE OF NET ASSETS)

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--85.1%
UNITED KINGDOM--11.1%
Abbey National                                                                           1,526,607   $    14,578,465
Acambis Plc*                                                                               799,848         4,872,714
Amersham Plc                                                                               715,434         8,905,099
BP Plc                                                                                   1,985,873        13,783,002
Diageo Plc                                                                               1,919,996        22,578,891
Gallaher Group                                                                             399,670         4,001,498
GlaxoSmithkline Plc                                                                      1,216,130        26,044,043
Hilton Group                                                                             6,611,191        21,764,589
HSBC Holdings                                                                            1,864,757        28,004,935
Imperial Tobacco Group                                                                     915,305        15,175,026
Reckitt Benckiser                                                                          718,534        15,119,522
Royal & Sun Alliance Insurance Group                                                     8,975,496        13,365,174
Royal Bank of Scotland                                                                     684,265        18,334,772
Smith & Nephew                                                                           1,860,357        14,782,338
Standard Chartered                                                                       1,423,366        22,764,965
Tesco Plc                                                                                1,645,999         6,598,883
Vodafone Group                                                                          27,594,352        57,947,467
William Hill                                                                               643,295         3,700,658
                                                                                                     ---------------
                                                                                                         312,322,041
                                                                                                     ---------------
JAPAN--9.5%
Bank of Fukuoka                                                                          2,222,142         9,277,875
Bank of Yokohama                                                                         2,516,607        10,873,592
Canon Inc                                                                                   98,759         4,779,168
Daihatsu Motor                                                                             150,000           585,346
Daiwa Securities                                                                           771,000         5,638,641
Fuji Photo Film                                                                            165,956         4,891,049
Fuji Television Network                                                                      2,512        13,367,172
Hitachi Ltd                                                                                962,391         5,655,202
Honda Motor                                                                                213,297         8,420,512
Ito-Yokado                                                                                 225,580         8,289,837
Kao Corp                                                                                   304,230         6,254,239
KDDI Corp                                                                                    1,210         6,570,883
Matsushita Electric Industrial Co                                                          428,987         5,654,270
Mitsubishi Estate Co                                                                     1,325,141        12,704,767

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
JAPAN--CONTINUED
Mitsubishi Tokyo Financial                                                                   3,433   $    24,669,759
Nikko Securities                                                                         2,432,659        13,121,997
Nikon Corp*                                                                                510,808         7,754,933
Nomura Holdings                                                                          2,151,796        36,954,481
NTT Corp                                                                                     1,138         5,082,622
Sanyo Electric Co                                                                        1,266,211         5,804,979
Seiyu Ltd*                                                                                 856,854         2,766,937
Shiseido Co                                                                                518,468         5,442,417
Sony Corp                                                                                  306,618        10,682,193
Sumitomo Mitsui Financial                                                                    4,059        20,417,765
Sumitomo Trust & Banking                                                                   502,653         2,807,377
Tokyo Broadcasting System                                                                  783,000        12,542,530
Toyota Motor                                                                               360,795        10,272,328
Uni-Charm Corp                                                                             111,263         5,191,970
                                                                                                     ---------------
                                                                                                         266,474,841
                                                                                                     ---------------
FRANCE--9.3%
Accor SA                                                                                   237,249         9,330,380
Alcatel Alsthom*                                                                         1,996,099        26,337,279
Altran Technologies*                                                                     1,361,490        16,840,270
Atos Origin*                                                                               267,649        17,859,549
Autoroutes du Sud de la France                                                              23,533           724,963
Aventis SA                                                                                 187,380         9,922,122
Axa                                                                                        317,815         6,022,197
BNP Paribas                                                                                515,733        27,099,190
Bouygues SA                                                                                746,303        20,301,307
Carrefour SA                                                                               121,854         6,397,152
Compagnie de Saint-Gobain                                                                  272,120        11,479,960
European Aeronautic Defense                                                                381,041         7,751,803
France Telecom*                                                                            266,250         6,444,115
LVMH SA                                                                                    215,075        14,863,968
Renault SA                                                                                 207,003        13,692,472
Societe Generale--Class A                                                                  177,745        13,203,565
Suez SA                                                                                    371,756         5,963,896

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
FRANCE--CONTINUED
TotalFina Elf--Class B                                                                     210,722   $    32,751,730
Vivendi Universal*                                                                         669,952        14,073,263
                                                                                                     ---------------
                                                                                                         261,059,181
                                                                                                     ---------------
SWITZERLAND--6.6%
Baloise Holding                                                                            170,922         6,943,886
Compagnie Financiere Richemont                                                             338,915         7,347,579
Converium Holding                                                                          133,143         6,560,684
Credit Suisse Group                                                                        781,065        27,520,207
Micronas Semiconductor Holding*                                                             70,635         2,935,742
Nestle SA--Registered                                                                       64,323        14,306,310
Novartis AG--Registered                                                                    624,790        23,815,338
Phonak Holding                                                                              84,887         1,611,477
Roche Holding                                                                              442,904        36,650,236
Sulzer AG                                                                                   26,027         6,188,320
Swiss Life Holding*                                                                        142,345        24,144,339
UBS AG--Registered                                                                         155,268         9,208,991
Zurich Financial Services                                                                  157,511        20,170,278
                                                                                                     ---------------
                                                                                                         187,403,387
                                                                                                     ---------------
GERMANY--5.1%
Altana AG                                                                                  117,155         7,383,006
B.M.W                                                                                      275,430        11,030,455
Bayerische Hypo Vereinsbank*                                                               646,072        14,232,562
Deutsche Lufthansa                                                                         415,330         6,513,257
Deutsche Telekom*                                                                          893,090        14,067,842
E.ON                                                                                        83,912         4,241,374
Fraport AG*                                                                                461,728        11,916,045
Heidelberger Druckmaschinen*                                                                97,467         3,395,762
Henkel KGAA                                                                                127,200         8,854,456
Hypo Real Estate Holding*                                                                  562,686         9,811,837
Metro AG                                                                                   145,100         5,934,118
Muenchener Rueckver--Registered                                                             60,435         7,207,531
Schering AG                                                                                143,266         6,690,182
Siemans AG                                                                                 293,745        19,805,757

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
GERMANY--CONTINUED
Software AG*                                                                               171,442   $     3,997,985
Stada Arzneimittel                                                                         185,615         9,621,516
                                                                                                     ---------------
                                                                                                         144,703,685
                                                                                                     ---------------
NETHERLANDS--4.9%
Aegon NV                                                                                   473,078         6,203,472
Ahold NV*                                                                                  836,646         7,080,535
Akzo Nobel                                                                                 240,139         7,593,195
ASM International*                                                                         156,815         3,181,090
Getronics NV*                                                                            2,541,605         5,643,316
Golar LNG*                                                                                 101,658         1,185,906
Grolsch NV                                                                                 127,679         3,387,100
Heineken NV                                                                                351,355        12,539,421
ING Groep                                                                                1,703,762        35,373,933
Philips Electronics                                                                      1,393,371        37,563,018
Royal Dutch Petroleum                                                                      187,701         8,328,786
Royal KPN*                                                                               1,486,385        11,300,614
                                                                                                     ---------------
                                                                                                         139,380,386
                                                                                                     ---------------
SWEDEN--3.8%
Autoliv Inc                                                                                208,370         6,864,776
Elekta AB*                                                                                 531,794        10,566,550
Ericsson AB--Class B*                                                                    7,643,208        13,129,209
Getinge AB                                                                                  73,518         2,690,654
Nordea AB                                                                                4,239,786        26,305,549
Skandia Forsakrings                                                                      6,682,656        24,500,402
Svenska Cellulosa--Class B                                                                 333,804        12,601,867
Telia AB                                                                                 2,125,727         9,292,230
                                                                                                     ---------------
                                                                                                         105,951,237
                                                                                                     ---------------
POLAND--3.4%
Agora SA*                                                                                  457,839         5,640,470
Bank PEKAO                                                                               1,312,024        37,476,623
Bank Prezemyslowo-Handlowy                                                                  75,500         6,544,752
Bank Zachodni WBK                                                                          984,176        19,800,612
BRE Bank*                                                                                  186,634         4,343,614

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
POLAND--CONTINUED
Budimex*                                                                                   840,687   $     7,475,465
Orbis SA                                                                                   379,025         2,598,351
Telekomunikacja Polska                                                                   3,657,758        12,810,171
                                                                                                     ---------------
                                                                                                          96,690,058
                                                                                                     ---------------
COMMON STOCKS--CONTINUED
SPAIN--3.2%
Acerinox SA                                                                                145,995         6,355,984
Banco Pastor                                                                                44,972         1,320,069
Banco Santander Central Hispano                                                          1,565,317        15,012,368
Endesa SA                                                                                1,729,218        27,439,447
Grupo Empresarial Chapultec                                                                307,797         6,079,260
Promotora de Informaciones                                                                 729,799         8,093,653
Repsol YPF                                                                                 839,677        14,641,868
Union Electrica Fenosa                                                                     778,770        12,583,950
                                                                                                     ---------------
                                                                                                          91,526,599
                                                                                                     ---------------
AUSTRALIA--3.0%
Alumina Ltd                                                                              1,911,585         8,083,936
AMP Ltd                                                                                  2,788,766        13,020,299
Australia & New Zealand Bank                                                               248,120         3,133,753
BHP Billiton                                                                             2,611,016        21,713,016
CSL Ltd                                                                                    555,575         6,701,540
John Fairfax Holdings                                                                    4,049,532        10,401,510
Newcrest Mining                                                                          1,054,582         9,039,206
News Corp                                                                                1,182,643        10,531,261
News Corp ADR                                                                                  130             4,634
Sons of Gwalia                                                                           1,237,908         3,039,117
                                                                                                     ---------------
                                                                                                          85,668,272
                                                                                                     ---------------
HUNGARY--3.0%
Egis Rt                                                                                    186,020         7,206,888
Gedeon Richter                                                                              63,464         6,526,417
Matav Rt                                                                                 3,656,595        13,161,103
OTP Bank*                                                                                4,601,393        56,371,480
                                                                                                     ---------------
                                                                                                          83,265,888
                                                                                                     ---------------

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
TURKEY--2.8%
Ak Enerji Elektrik Uretimi Otoproduktor Grubu                                           48,000,000   $       199,056
Akbank TAS                                                                           2,770,314,161        12,982,939
Aksa Akrilik Kimya Sanayii                                                              31,000,000           259,204
Aksigorta AS                                                                           108,000,000           426,029
Alarko Holding                                                                          13,500,000           248,061
Anadolu Efes Biracilik ve Malt Sanayii                                                 359,822,634         4,415,894
Arcelik AS                                                                             235,000,000         1,133,008
Dogan Sirketler Grubu Holding*                                                         662,000,000           834,756
Dogan Yayin Holding*                                                                   197,000,000           547,959
Enka Insaat Ve Sanayi                                                                   18,500,000           648,685
Eregli Demir Ve Celik Fabrik*                                                           73,000,000         1,538,267
Finansbank AS*                                                                         331,000,000           274,531
Ford Otomotiv Sanayii*                                                                 160,000,000           895,482
Haci Omer Sabanci Holding                                                            3,649,074,600        15,501,816
Hurriyet Gazeteci*                                                                     266,000,000           704,012
Ihlas Holding*                                                                         430,000,000           356,642
Koc Holding*                                                                           149,000,000         2,049,629
Migros Turk TAS                                                                        911,763,760        12,542,131
Netas Northern Electric Telekomunikasyon                                                 6,900,000           154,703
Petkim Petrokimya Holding*                                                              27,000,000           101,045
Petrol Ofisi*                                                                          132,000,000           396,088
Tansas Perakende Magazacilik Ticaret*                                                  382,000,000           368,347
Tofas Turk Otomobil Fabrikasi*                                                         313,000,000           498,099
Trakya Cam Sanayii                                                                     150,000,000           437,458
Turk Sise ve Cam Fabrikalari*                                                          335,000,000           517,297
Turkiye Garanti Bankasi*                                                             6,203,454,176        14,536,058
Turkiye Is Bankasi*                                                                    737,000,000         3,727,245
Vestel Electronik*                                                                     303,000,000           944,960
Yapi Ve Kredi Bankasi*                                                               1,050,000,000         1,472,688
                                                                                                     ---------------
                                                                                                          78,712,089
                                                                                                     ---------------
FINLAND--2.6%
Fortum Oyj                                                                                 704,525         6,511,132
Nokia Oyj                                                                                2,326,480        39,702,544
Sampo Insurance--Class A                                                                   721,155         6,094,751

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
FINLAND--CONTINUED
TietoEnator Oyj                                                                            302,977   $     7,977,574
UPM-Kymmene Oyj                                                                            639,161        12,022,139
                                                                                                     ---------------
                                                                                                          72,308,140
                                                                                                     ---------------
RUSSIA--2.5%
Baltika Brewery                                                                             29,360           381,827
JSC MMC Norilsk Nickel ADR                                                                  58,500         3,085,875
Moscow City Telephone                                                                      225,000         2,565,000
Sberbank RF                                                                                 98,600        24,797,900
Sun Interbrew GDR*                                                                       1,107,335         6,565,112
Unified Energy System ADR                                                                  215,000         5,655,469
Uralsvyazinform ADR                                                                      1,332,000         7,963,537
VolgaTelecom                                                                             1,000,000         2,280,000
Wimm-Bill-Dann Foods ADR*                                                                  787,728        17,571,463
                                                                                                     ---------------
                                                                                                          70,866,183
                                                                                                     ---------------
CZECH REPUBLIC--2.2%
Cesky Telecom AS                                                                           445,406         4,489,762
Komercni Banka                                                                             661,021        58,932,570
                                                                                                     ---------------
                                                                                                          63,422,332
                                                                                                     ---------------
NORWAY--2.1%
DNB Holding                                                                              1,365,776         7,975,983
Gjensidige NOR                                                                             120,589         4,944,933
Norsk Hydro                                                                                181,620        10,221,189
Sparebanken Midt-Norge                                                                     174,486         5,724,048
Sparebanken Rogland                                                                        234,976         9,469,413
Statoil ASA                                                                                773,354         7,272,013
Storebrand ASA*                                                                          1,295,079         7,215,180
Telenor ASA                                                                                962,105         5,237,667
Tomra Systems                                                                              400,680         2,305,933
                                                                                                     ---------------
                                                                                                          60,366,359
                                                                                                     ---------------
CANADA--1.9%
Canadian Natural Resources                                                                 441,752        18,765,369
Encana Corp                                                                                396,496        13,618,128

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
CANADA--CONTINUED
Nortel Networks*                                                                         1,425,819   $     6,360,772
Petro-Canada                                                                               378,448        15,255,068
                                                                                                     ---------------
                                                                                                          53,999,337
                                                                                                     ---------------
ITALY--1.9%
Banca Intesa                                                                             1,574,000         5,302,688
Banca Nazionale del Lavoro*                                                              3,376,752         7,690,004
Banco Popolare di Verona Scrl                                                              469,810         7,236,542
Capitalia SPA*                                                                           2,658,946         7,409,186
Cassa di Risparmio Di Firenze                                                            4,430,261         6,849,737
Mediaset SPA                                                                               610,785         6,167,386
Telecom Italia*                                                                          4,762,224        12,456,192
                                                                                                     ---------------
                                                                                                          53,111,735
                                                                                                     ---------------
AUSTRIA--1.6%
Bank Austria Creditanstalt*                                                                176,398         7,685,749
Erste Bank                                                                                  19,526         2,159,353
Erste Bank der Oesterreichischen Sparkassen                                                236,831        26,185,308
OMV AG                                                                                      74,225         9,491,522
                                                                                                     ---------------
                                                                                                          45,521,932
                                                                                                     ---------------
BRAZIL--1.1%
Aracruz Celulose ADR                                                                       178,061         5,003,513
Companhia de Bebidas das Americas PR ADR                                                   407,674         8,642,689
Electrobas                                                                             464,286,780         5,802,573
Telesp Celular Partcipacoes ADR*                                                           542,949         3,094,809
Unibanco GDR                                                                               335,132         7,409,769
                                                                                                     ---------------
                                                                                                          29,953,353
                                                                                                     ---------------
DENMARK--0.9%
ISS A\S                                                                                    128,430         6,125,709
Radiometer A/S                                                                              42,580         2,573,624
TDC A/S                                                                                    294,655         9,469,252
Vestas Wind Systems                                                                        202,970         4,269,177
William Demant Holding*                                                                     50,833         1,729,000
                                                                                                     ---------------
                                                                                                          24,166,762
                                                                                                     ---------------

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
COMMON STOCKS--CONTINUED
BELGIUM--0.8%
Almanij NV                                                                                  99,655   $     4,507,682
Delhaize Group                                                                             141,667         6,727,500
Fortis                                                                                     572,560        10,210,319
                                                                                                     ---------------
                                                                                                          21,445,501
                                                                                                     ---------------
ROMANIA--0.6%
Romanian Development Bank                                                               12,131,700         6,183,846
SNP Petrom*                                                                            244,916,199        10,030,514
                                                                                                     ---------------
                                                                                                          16,214,360
                                                                                                     ---------------
MEXICO--0.5%
Grupo Financiero Banorte                                                                 1,988,314         6,470,153
Grupo Financiero BBVA Bancomer*                                                          7,363,575         6,250,020
                                                                                                     ---------------
                                                                                                          12,720,173
                                                                                                     ---------------
GREECE--0.4%
Hellenic Telecommunication                                                                 737,068         8,328,500
Public Power                                                                               195,197         4,197,955
                                                                                                     ---------------
                                                                                                          12,526,455
                                                                                                     ---------------
BULGARIA--0.1%
DZI*                                                                                       192,919         2,519,688
                                                                                                     ---------------
INDONESIA--0.1%
PT Indofood Sukses Makmur                                                               35,835,820         2,952,401
                                                                                                     ---------------
IRELAND--0.1%
Bank of Ireland                                                                            190,906         2,363,891
                                                                                                     ---------------
VENEZUELA--0.0%
CANTV ADR                                                                                   65,155           974,719
                                                                                                     ---------------
TOTAL COMMON STOCKS (COST $2,072,420,329)                                                              2,398,590,985
                                                                                                     ---------------
PREFERRED STOCKS--1.7%
GERMANY--1.0%
Henkel KGAA--Vorzug                                                                        142,710        10,496,517
ProsiebenSat.1 Media                                                                     1,130,770        17,417,392
                                                                                                     ---------------
                                                                                                          27,913,909
                                                                                                     ---------------

                       See Notes to Financial Statements.

                                                                                                         MARKET
                                                                                        SHARE            VALUE
DESCRIPTION                                                                             AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------      ---------------   ---------------
PREFERRED STOCKS--CONTINUED
BRAZIL--0.7%
Caemi Mineracao e Metalurgica*                                                           8,300,000   $     2,427,616
Electrobras                                                                            617,740,000         8,108,041
Energetica de Minas                                                                    493,941,000         7,314,837
Telemig Celular Participacoes                                                        1,864,300,000         2,996,135
                                                                                                     ---------------
                                                                                                          20,846,629
                                                                                                     ---------------
TOTAL PREFERRED STOCKS (COST $35,961,545)                                                                 48,760,538
                                                                                                     ---------------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Trzeci Fund (Cost $9,936)*                                                               3,000             1,572
                                                                                                     ---------------
CONVERTIBLE PREFERRED STOCK--0.0%
FRANCE--0.0%
Axa (Cost $296,673)*                                                                        19,863           340,126
                                                                                                     ---------------
RIGHTS--0.0%
GERMANY--0.0%
Muenchener Rueckversicherungs-Gesellschaft, expires 11/10/03                                60,435           499,518
                                                                                                     ---------------
AUSTRALIA--0.0%
AMP, expires 12/31/09                                                                    2,788,766                 0
                                                                                                     ---------------
INDONESIA--0.0%
Pt Lippo Bank Tbk Certificate of Entitlement, expires 12/12/21*                          7,920,000                 0
                                                                                                     ---------------
TOTAL RIGHTS (COST $0)                                                                                       499,518
                                                                                                     ---------------
WARRANTS--0.5%
INDIA--0.5%
Satyam Computer Services Warrants, strike price USD* 0.000010, expires 1/5/04            2,204,505        14,979,611
                                                                                                     ---------------
THAILAND--0.0%
Siam Commercial Bank Public Company Warrants, strike* price THB 38.70,
  expires 6/22/2004                                                                          2,100               390
                                                                                                     ---------------
TOTAL WARRANTS (COST $12,977,158)                                                                         14,980,001
                                                                                                     ---------------

                       See Notes to Financial Statements.

                                                                                                          MARKET
                                                                                         FACE             VALUE
DESCRIPTION                                                              CURRENCY        VALUE           (NOTE 1)
------------------------------------------------------------------       --------   ---------------   ---------------
CORPORATE BONDS--0.0%
GERMANY--0.0%
Preussag AG 2.125%, due 6/17/2004                                        EUR                 21,000   $        24,193
                                                                                                      ---------------
PORTUGAL--0.0%
Jeronimo Martins 0.000%, due 12/30/2004                                  EUR                 14,360            18,355
                                                                                                      ---------------
TOTAL CORPORATE BONDS (COST $37,137)                                                                           42,548
                                                                                                      ---------------
STRUCTURED NOTES--3.4%
INDIA--1.1%
CLSA Notes Dr. Reddy (144A) 0.000%, due 10/22/08*                        USD                 83,605         2,206,608
CLSA Notes Ranbaxy (144A) 0.000%, due 6/25/08*                           USD                128,943         2,802,067
India Nifty 50 Notes (144A) 0.000%, due 10/8/2004                        USD                710,588        24,393,491
                                                                                                      ---------------
                                                                                                           29,402,166
                                                                                                      ---------------
MALAYSIA--0.9%
Malaysian Notes (144A) 0.000%, due 10/8/04*                              USD                  2,353        24,792,385
                                                                                                      ---------------
THAILAND--0.6%
Thailand Notes (144A) 0.000%, due 10/8/04*                               USD                    956        10,148,322
Thailand Notes II (144A) 0.000%, due 10/8/04*                                                   724         7,685,550
                                                                                                      ---------------
                                                                                                           17,833,872
                                                                                                      ---------------
INDONESIA--0.5%
Indonesian Notes (144A) 0.000%, due 10/8/04*                             USD                  1,322        12,686,600
                                                                                                      ---------------
PHILIPPINES--0.3%
Philippine Notes (144A) 0.000%, due 10/15/04*                            USD                    932         9,625,910
                                                                                                      ---------------
TOTAL STRUCTURED NOTES (COST $93,158,609)                                                                  94,340,933
                                                                                                      ---------------
FOREIGN GOVERNMENT BONDS--1.3%
VENEZUELA--1.2%
Republic of Venezuela 9.250%, due 9/15/2027                              USD             44,850,000        33,617,797
                                                                                                      ---------------
BULGARIA--0.1%
Bulgaria Compensation Notes                                              BGN             11,943,576         1,619,794
Bulgaria Housing Compensation Notes                                      BGN              5,377,427           730,252
Bulgaria Registered Comp Vouchers                                        BGN              9,220,064         1,252,630
                                                                                                      ---------------
                                                                                                            3,602,676
                                                                                                      ---------------

                       See Notes to Financial Statements.

                                                                                                          MARKET
                                                                                         FACE             VALUE
DESCRIPTION                                                              CURRENCY        VALUE           (NOTE 1)
------------------------------------------------------------------       --------   ---------------   ---------------
FOREIGN GOVERNMENT BONDS--CONTINUED
TOTAL FOREIGN GOVERNMENT BONDS (COST $32,545,755)                                                     $    37,220,473
                                                                                                      ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--0.5%
UNITED STATES--0.5%
U.S. Treasury Bill 0.800%, due 11/06/2003                                USD              2,000,000         1,999,778
U.S. Treasury Bill 0.860%, due 11/06/2003                                USD              1,000,000           999,880
U.S. Treasury Bill 0.860%, due 11/06/2003                                USD             10,000,000         9,998,806
U.S. Treasury Bill 0.840%, due 11/20/2003                                USD              1,500,000         1,499,335
                                                                                                      ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $14,497,799)                                            14,497,799
                                                                                                      ---------------
SHORT-TERM INVESTMENTS--7.9%
UNITED STATES--3.4%
Citigroup 1.060%, due 11/04/2003(1)                                                       5,000,000         5,000,000
Citigroup 1.070%, due 11/26/2003(1)                                                      10,000,000        10,000,000
Fleet National Bank 1.063%, due 1/21/2004(1)                                             30,000,000        30,000,000
General Electric Capital Corp 1.052%, due 12/03/2003(1)                                  24,918,333        24,918,333
Jupiter Securitization Corp 1.051%, due 11/03/2003(1)                                     5,959,167         5,959,167
Liberty Lighthouse Funding 1.071%, due 11/17/2003(1)                                     20,000,000        20,000,000
                                                                                                      ---------------
                                                                                                           95,877,500
                                                                                                      ---------------
CANADA--2.2%
Bank of Montreal 1.040%, due 11/14/2003(1)                                               10,747,903        10,747,903
Royal Bank of Canada 1.040%, due 11/24/2003(1)                                           50,000,000        50,000,000
                                                                                                      ---------------
                                                                                                           60,747,903
                                                                                                      ---------------
FRANCE--1.4%
BNP Paribas 1.050%, due 12/10/2003(1)                                                    20,000,000        20,000,000
Credit Agricole Indosuez 1.080%, due 1/28/2004(1)                                        20,000,000        20,000,000
                                                                                                      ---------------
                                                                                                           40,000,000
                                                                                                      ---------------
DENMARK--0.9%
Den Danske Bank 1.040%, due 11/10/2003(1)                                                25,000,000        25,000,000
                                                                                                      ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $221,625,403)                                                          221,625,403
                                                                                                      ---------------

                       See Notes to Financial Statements.

                                                                                                          MARKET
                                                                                         FACE             VALUE
DESCRIPTION                                                              CURRENCY        VALUE           (NOTE 1)
------------------------------------------------------------------       --------   ---------------   ---------------
REPURCHASE AGREEMENTS--1.0%
UNITED STATES--1.0%
Investors Bank & Trust Company Repurchase Agreement, dated
10/31/2003, due 11/03/2003, with maturity value of $27,301,443 and an effective yield of 0.72%, collateralized by U.S.
Government and Agency Obligations, each with a rate of 1.52% and a maturity of 3/16/2032, and an aggregate market value of
$28,664,795. (Cost $27,299,806)                                          USD        $    27,299,806   $    27,299,806
                                                                                                      ---------------
TOTAL INVESTMENTS--101.4% (COST $2,510,830,150)(2)                                                      2,858,199,702
OTHER ASSETS AND LIABILITIES (NET)--(1.4%)                                                                (39,116,163)
                                                                                                      ---------------
TOTAL NET ASSETS--100.0%                                                                              $ 2,819,083,539
                                                                                                      ===============

Notes to the Portfolio of Investments:

----------
 ADR  American Depositary Receipt
 GDR  Global Depositary Receipt
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
   *  Non-income producing security.
 (1)  Represents investments of security lending collateral.
 (2)  Aggregate cost for federal income tax purposes was $2,534,125,685.


                             GLOSSARY OF CURRENCIES

              BGN  --  Bulgarian Lev
              EUR  --  Euro
              USD  --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2003

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                                  CONTRACTS TO RECEIVE
                        -----------------------------------------                                       NET UNREALIZED
EXPIRATION                    LOCAL                     VALUE IN                IN EXCHANGE              APPRECIATION
   DATE                     CURRENCY                       USD                    FOR USD               (DEPRECIATION)
----------                  --------                    ---------               -----------             --------------
1/30/04                 GBP      35,591,411            60,000,897                60,000,000             $          897
1/26/04                 JPY   2,802,250,000            25,560,064                25,521,403                     38,661
12/22/03                JPY   5,693,300,000            51,869,399                50,000,000                  1,869,399
11/03/03                ROL  35,688,260,813             1,051,517                 1,057,273                     (5,756)
11/04/03                SEK      76,854,723             9,852,096                 9,890,576                    (38,480)
                                                                                                        --------------
           Net unrealized appreciation on forward foreign exchange contracts to buy                     $    1,864,721
                                                                                                        ==============

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                                  CONTRACTS TO RECEIVE
                        -----------------------------------------                                       NET UNREALIZED
EXPIRATION                    LOCAL                     VALUE IN                IN EXCHANGE              APPRECIATION
   DATE                     CURRENCY                       USD                    FOR USD               (DEPRECIATION)
----------                  --------                    ---------               -----------             --------------
11/28/03                CZK  1,121,896,003             40,684,108                37,594,405             $   (3,089,703)
1/30/04                 GBP     35,522,927             59,885,446                60,000,000                    114,554
1/26/04                 JPY  2,758,914,658             25,164,791                25,521,403                    356,612
12/22/03                JPY  2,705,750,000             24,651,015                25,000,000                    348,985
                                                                                                        --------------
           Net unrealized depreciation on forward foreign exchange contracts to sell                    $   (2,269,552)
                                                                                                        ==============

                             GLOSSARY OF CURRENCIES

              CZK  --  Czech Koruna
              GBP  --  British Pound Sterling
              JPY  --  Japanese Yen
              ROL  --  Romanian Leu
              SEK  --  Swedish Krona

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2003
(PERCENTAGE OF NET ASSETS)

     At October 31, 2003, sector diversification of the Fund's investments were as follows:

                                                                                                          MARKET
                                                                                           % OF NET       VALUE
                                                                                            ASSETS       (NOTE 1)
                                                                                           --------      --------
INDUSTRY SECTOR
Financials                                                                                    37.7   $ 1,062,597,408
Consumer Discretionary                                                                         8.2       230,597,355
Telecommunications                                                                             7.5       210,605,880
Consumer Staples                                                                               7.3       207,235,744
Healthcare                                                                                     6.5       185,719,118
Information Technology                                                                         6.0       169,467,245
Industrials                                                                                    5.3       151,713,986
Energy                                                                                         5.3       150,449,132
Materials                                                                                      3.9       109,063,190
Utilities                                                                                      3.0        83,619,745
Cash & Cash Equivalents                                                                       10.7       297,130,899
                                                                                             -----   ---------------
TOTAL INVESTMENTS                                                                            101.4     2,858,199,702
OTHER ASSETS AND LIABILITIES (NET)                                                            (1.4)      (39,116,163)
                                                                                             -----   ---------------
NET ASSETS                                                                                   100.0%  $ 2,819,083,539
                                                                                             =====   ===============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2003
(PERCENTAGE OF NET ASSETS)

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--83.1%
                        UNITED STATES--66.7%
                        Allied Waste Industries
USD          695,000      9.250% due 05/01/2021                                       $     722,800
                                                                                      -------------
                        Allied Waste North America Inc
USD          235,000      10.000% due 08/01/2009                                            256,737
                                                                                      -------------
                        American Tower Corp
USD          600,000      9.375% due 02/01/2009                                             633,000
                                                                                      -------------
                        American Tower Escrow Corp
USD          200,000      0.000% due 08/01/2008                                             138,000
                                                                                      -------------
                        Ameripath Inc (144A)
USD          225,000      10.500% due 04/01/2013                                            238,500
                                                                                      -------------
                        Atrium Companies Inc
USD           75,000      10.500% due 05/01/2009                                             80,062
                                                                                      -------------
                        Buckeye Technologies Inc
USD          755,000      8.000% due 10/15/2010                                             717,250
                                                                                      -------------
                        Burns Philip Capital Property Ltd (144A)
USD          500,000      9.750% due 07/15/2012                                             512,500
                                                                                      -------------
                        Calpine Corp
USD          200,000      8.500% due 02/15/2011                                             144,000
                                                                                      -------------
                        Casella Waste Systems Inc
USD          350,000      9.750% due 02/01/2013                                             385,000
                                                                                      -------------
                        Charter Communications Holdings LLC
USD          125,000      8.625% due 04/01/2009                                             100,937
                                                                                      -------------
                        Chesapeake Energy Corp
USD          575,000      8.125% due 04/01/2011                                             633,937
USD          100,000      8.500% due 03/15/2012                                             106,500
                                                                                      -------------
                                                                                            740,437
                                                                                      -------------
                        Clark R&M Inc
USD          140,000      8.875% due 11/15/2007                                             143,500
                                                                                      -------------
                        CMS Energy Corp
USD          675,000      8.500% due 04/15/2011                                             708,750
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Crown Castle International Corp
USD          125,000      9.375% due 08/01/2011                                       $     137,500
                                                                                      -------------
                        Crown Cork & Seal Company Inc
USD          940,000      7.375% due 12/15/2026                                             784,900
                                                                                      -------------
                        Delta Air Lines Inc
USD          200,000      9.750% due 05/15/2021                                             137,500
                                                                                      -------------
                        Dex Media East LLC
USD          300,000      9.875% due 11/15/2009                                             341,250
                                                                                      -------------
                        Dex Media West LLC/Dex Media Finance Company (144A)
USD          100,000      9.875% due 08/15/2013                                             114,250
                                                                                      -------------
                        Doane Pet Care Co
USD          450,000      9.750% due 05/15/2007                                             407,250
                                                                                      -------------
                        Dobson Communications Corp (144A)
USD          375,000      8.875% due 10/01/2013                                             382,500
                                                                                      -------------
                        EchoStar DBS Corp (144A)
USD        1,250,000      6.375% due 10/01/2011                                           1,250,000
                                                                                      -------------
                        Ethyl Corp
USD          665,000      8.875% due 05/01/2010                                             694,925
                                                                                      -------------
                        Extendicare Health Services Inc
USD          600,000      9.350% due 12/15/2007                                             624,000
                                                                                      -------------
                        Fisher Scientific International Inc
USD          225,000      8.125% due 05/01/2012                                             243,000
                                                                                      -------------
                        Foamex LP/Capital Corp
USD          400,000      10.750% due 04/01/2009                                            354,000
                                                                                      -------------
                        Ford Motor Co
USD          570,000      7.450% due 07/16/2031                                             513,429
                                                                                      -------------
                        Fresenius Medical Care Capital Trust
EUR        1,025,000      7.375% due 06/15/2011                                           1,242,204
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Hexcel Corp
USD           50,000      9.875% due 10/01/2008                                       $      55,750
USD          525,000      9.750% due 01/15/2009                                             549,937
                                                                                      -------------
                                                                                            605,687
                                                                                      -------------
                        Hines Nurseries Inc (144A)
USD          300,000      10.250% due 10/01/2011                                            322,500
                                                                                      -------------
                        HMH Properties Inc
USD          225,000      7.875% due 08/01/2008                                             233,437
                                                                                      -------------
                        Hollinger Participation Trust (144A)
USD          185,255      12.125% due 11/15/2010                                            215,822
                                                                                      -------------
                        Host Marriott LP (144A)
USD        1,500,000      7.125% due 11/01/2013                                           1,505,625
                                                                                      -------------
                        Houghton Mifflin Co
USD          750,000      9.875% due 02/01/2013                                             814,687
                                                                                      -------------
                        Ingles Markets Inc
USD          525,000      8.875% due 12/01/2011                                             507,937
                                                                                      -------------
                        InSight Health Services Corp
USD          350,000      9.875% due 11/01/2011                                             378,000
                                                                                      -------------
                        J.L. French Automotive Castings Inc
USD          480,000      11.500% due 06/01/2009                                            289,200
                                                                                      -------------
                        Jafra Cosmetics International Inc
USD          100,000      10.750% due 05/15/2011                                            110,500
                                                                                      -------------
                        John Q. Hamons Hotels LP
USD          500,000      8.875% due 05/15/2012                                             547,500
                                                                                      -------------
                        Keystone Automotive Operations Inc (144A)
USD          750,000      9.750% due 11/01/2013                                             795,000
                                                                                      -------------
                        L-3 Communications Corp
USD          580,000      6.125% due 07/15/2013                                             577,100
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Lear Corp
EUR          225,000      8.125% due 04/01/2008                                       $     292,950
USD          200,000      8.110% due 05/15/2009                                             231,500
                                                                                      -------------
                                                                                            524,450
                                                                                      -------------
                        Level 3 Communications Inc
USD          310,000      9.125% due 05/01/2008                                             282,875
USD          750,000      0.000% due 12/01/2008                                             693,750
                                                                                      -------------
                                                                                            976,625
                                                                                      -------------
                        MGM Mirage Inc
USD          600,000      6.000% due 10/01/2009                                             610,500
                                                                                      -------------
                        MSW Energy Holdings LLC (144A)
USD          300,000      8.500% due 09/01/2010                                             322,500
                                                                                      -------------
                        Nextel Communications Inc
USD          450,000      6.875% due 10/31/2013                                             458,438
                                                                                      -------------
                        OM Group Inc
USD        1,125,000      9.250% due 12/15/2011                                           1,141,875
                                                                                      -------------
                        Owens-Brockway Glass Container
USD          550,000      8.750% due 11/15/2012                                             605,000
                                                                                      -------------
                        Owens-Brockway Glass Container (144A)
USD          100,000      8.250% due 05/15/2013                                             106,000
                                                                                      -------------
                        Phillips Van-Heusen Corp (144A)
USD          125,000      8.125% due 05/01/2013                                             132,500
                                                                                      -------------
                        Premcor Refining Group Inc
USD          100,000      9.250% due 02/01/2010                                             112,000
USD          425,000      7.500% due 06/15/2015                                             436,688
                                                                                      -------------
                                                                                            548,688
                                                                                      -------------
                        Rayovac Corp (144A)
USD          825,000      8.500% due 10/01/2013                                             862,125
                                                                                      -------------
                        Reliant Resources Inc (144A)
USD          650,000      9.250% due 07/15/2010                                             585,000
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Remington Arms Co Inc
USD          400,000      10.500% due 02/01/2011                                      $     424,655
                                                                                      -------------
                        Remington Arms Co Inc (144A)
USD          300,000      10.500% due 02/01/2011                                            311,220
                                                                                      -------------
                        Royal Caribbean Cruises Ltd
USD        1,080,000      7.500% due 10/15/2027                                           1,009,800
                                                                                      -------------
                        Royster-Clark Inc
USD          560,000      10.250% due 04/01/2009                                            464,800
                                                                                      -------------
                        Saks Inc
USD          425,000      7.500% due 12/01/2010                                             465,375
                                                                                      -------------
                        Station Casinos Inc
USD          225,000      8.875% due 12/01/2008                                             233,719
                                                                                      -------------
                        Stone Energy Corp
USD          850,000      8.250% due 12/15/2011                                             913,750
                                                                                      -------------
                        Terex Corp
USD          225,000      9.250% due 07/15/2011                                             249,188
                                                                                      -------------
                        Tom Brown Inc
USD          525,000      7.250% due 09/15/2013                                             551,250
                                                                                      -------------
                        TRW Automotive Inc (144A)
EUR          100,000      10.125% due 02/15/2013                                            131,363
EUR          200,000      11.750% due 02/15/2013                                            270,863
                                                                                      -------------
                                                                                            402,226
                                                                                      -------------
                        United Rentals Inc
USD          500,000      9.000% due 04/01/2009                                             528,750
                                                                                      -------------
                        Vanguard Health Systems Inc
USD          200,000      9.750% due 08/01/2011                                             215,000
                                                                                      -------------
                        XM Satellite Radio Inc
USD          450,000      14.000% due 12/31/2009                                            388,125
                                                                                      -------------
                                                                                         32,682,735
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--CONTINUED
                        UNITED KINGDOM--4.0%
                        Focus Wickes Finance Plc (144A)
GBP          825,000      10.000% due 07/28/2011                                      $   1,347,484
                                                                                      -------------
                        Lucite International Finance Plc
EUR          500,000      10.250% due 05/15/2010                                            636,469
                                                                                      -------------
                                                                                          1,983,953
                                                                                      -------------
                        CANADA--3.9%
                        Gerdau Ameristeel Corp
CAD           20,000      6.500% due 04/30/2007                                              12,936
                                                                                      -------------
                        Gerdau Ameristeel Corp (144A)
USD          350,000      10.375% due 07/15/2011                                            367,500
                                                                                      -------------
                        Paramount Resources Ltd
USD        1,500,000      7.875% due 11/01/2010                                           1,500,000
                                                                                      -------------
                                                                                          1,880,436
                                                                                      -------------
                        FRANCE--1.9%
                        BSN Glasspack Obligation SA (144A)
EUR          750,000      9.250% due 08/01/2009                                             915,469
                                                                                      -------------
                        AUSTRALIA--1.5%
                        Burns Philp Capital Property Ltd (144A)
USD          700,000      10.750% due 02/15/2011                                            742,000
                                                                                      -------------
                        GERMANY--1.1%
                        Messer Greisham Holding AG
EUR          400,000      10.375% due 06/01/2011                                            540,563
                                                                                      -------------
                        LUXEMBOURG--1.0%
                        Sanitec Interantional SA, Series EUR
EUR          225,000      9.000% due 05/15/2012                                             245,869
                                                                                      -------------
                        Tyco International Group SA
USD          250,000      6.375% due 10/15/2011                                             261,250
                                                                                      -------------
                                                                                            507,119
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CORPORATE BONDS--CONTINUED
                        SWITZERLAND--0.9%
                        Clariant AG
CHF          640,000      4.250% due 03/15/2008                                       $     454,832
                                                                                      -------------
                        NETHERLANDS--0.7%
                        Mobifon Holdings BV (144A)
USD          300,000      12.500% due 07/31/2010                                            332,250
                                                                                      -------------
                        COLOMBIA--0.5%
                        Bavaria SA (144A)
USD          250,000      8.875% due 11/01/2010                                             246,250
                                                                                      -------------
                        SWEDEN--0.5%
                        Ericsson LM Telefon AB
USD          225,000      6.500% due 05/20/2009                                             227,239
                                                                                      -------------
                        CHILE--0.4%
                        Empresa Elec Del Norte
USD          280,000      4.000% due 11/05/2017                                             203,000
                                                                                      -------------
                        TOTAL CORPORATE BONDS (COST $38,633,595)                         40,715,846
                                                                                      -------------
FOREIGN GOVERNMENT BONDS--3.1%
                        URUGUAY--1.1%
                        Republica Orient Uruguay
UYU       15,000,000      10.500% due 10/20/2006                                            542,787
                                                                                      -------------
                        BRAZIL--1.1%
                        Brazil C-Bond
USD          578,779      8.000% due 04/15/2014                                             542,309
                                                                                      -------------
                        MEXICO--0.9%
                        Mexican Fixed Rate Bonds
MXN           40,000      10.500% due 07/14/2011                                            417,332
                                                                                      -------------
                        TOTAL FOREIGN GOVERNMENT BONDS (COST $1,558,282)                  1,502,428
                                                                                      -------------
CONVERTIBLE DEBT--1.4%
                        UNITED STATES--1.4%
                        Akamai Technologies Inc
USD          225,000      5.500% due 07/01/2007                                             208,125
                                                                                      -------------

                       See Notes to Financial Statements.

                                                                                          MARKET
              FACE                                                                        VALUE
CURRENCY     VALUE                                                                       (NOTE 1)
--------   ---------                                                                  -------------
CONVERTIBLE DEBT--CONTINUED
                        UNITED STATES--CONTINUED
                        Nortel Networks Corp
USD          525,000      4.250% due 09/01/2008                                       $     498,750
                                                                                      -------------
                                                                                            706,875
                                                                                      -------------
                        TOTAL CONVERTIBLE DEBT (COST $585,870)                              706,875
                                                                                      -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--0.2%
                        U.S. Treasury Bill
USD          100,000      0.790% due 12/04/2003 (Cost $99,927)                               99,927
                                                                                      -------------
OPTIONS--0.0%
                        UNITED STATES--0.0%
                        Delta Airlines Inc OTC
USD           10,000      due 01/22/2005 (Cost $20,800)                                      13,000
                                                                                      -------------
REPURCHASE AGREEMENTS--10.5%
                        UNITED STATES--10.5%
USD        5,159,188    Investors Bank & Trust Company Repurchase Agreement, dated
                          10/31/2003, due 11/03/2003, with maturity value of
                          $5,159,498 and an effective yield of 0.72%, collateralized by a Small Business Association Obligation, with a rate of
                          4.625%, a maturity of 10/25/2022, and an aggregate market
                          value of $5,417,147. (Cost $5,159,188)                          5,159,188
                                                                                      -------------
                        TOTAL INVESTMENTS--98.3% (COST $46,057,662)(1)                   48,197,264
                        OTHER ASSETS AND LIABILITIES (NET)--1.7%                            836,357
                                                                                      -------------
                        TOTAL NET ASSETS--100.0%                                      $  49,033,621
                                                                                      =============

                       See Notes to Financial Statements.

                        PORTFOLIO FOOTNOTES:
                144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

                 (1) Aggregate cost for federal income tax purposes was $46,071,452.


                             GLOSSARY OF CURRENCIES

              CAD  --  Canadian Dollar
              CHF  --  Swiss Franc
              EUR  --  Euro
              GBP  --  British Pound Sterling
              MXN  --  Mexican Nuevo Peso
              USD  --  United States Dollar
              UYU  --  Uruguayuan Peso

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2003

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                                    CONTRACTS TO RECEIVE
                                ---------------------------
EXPIRATION                          LOCAL          VALUE IN         IN EXCHANGE      NET UNREALIZED
  DATE                             CURRENCY          USD              FOR USD         APPRECIATION
----------                      -------------      --------         -----------      --------------
12/19/03                        EUR   194,049       225,291             222,846      $        2,445
                                                                                     --------------
           Net unrealized appreciation on forward foreign exchange contracts to buy  $        2,445
                                                                                     ==============

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                                    CONTRACTS TO DELIVER
                                ---------------------------
EXPIRATION                          LOCAL          VALUE IN         IN EXCHANGE      NET UNREALIZED
  DATE                             CURRENCY          USD              FOR USD         DEPRECIATION
----------                      -------------      --------         -----------      --------------
12/19/03                        CHF   300,000       224,919             222,846      $       (2,073)
                                                                                     --------------
           Net unrealized depreciation on forward foreign exchange contracts to sell $       (2,073)
                                                                                     ==============


                             GLOSSARY OF CURRENCIES

              CHF  --  Swiss Franc
              EUR  --  Euro

                       See Notes to Financial Statements.

SCHEDULE OF WRITTEN OPTIONS
OCTOBER 31, 2003

                                                                                      STRIKE
CONTRACTS                                                                 CURRENCY    PRICE        VALUE
------------                                                              --------   --------   ------------
                      UNITED STATES
30,000                US 10YR Note Fut, expires 11/22/03                  USD          113      $     17,812
                                                                                                ------------
                      TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $23,317)                         $     17,812
                                                                                                ============

                      NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:


                                GLOSSARY OF TERMS

                         USD  --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2003

                                                                       JULIUS BAER         JULIUS BAER          JULIUS BAER
                                                                         GLOBAL           INTERNATIONAL         GLOBAL HIGH
                                                                         INCOME              EQUITY              YIELD BOND
                                                                          FUND                FUND                  FUND
                                                                     ---------------     ---------------      ---------------
ASSETS:
   Investments in securities, at value (Cost $75,044,283,
     $2,510,830,150 and $46,057,662, respectively)                   $    78,127,181     $ 2,858,199,702      $    48,197,264
   Cash                                                                           --                  --              249,935
   Foreign currency, at value (Cost $365,745, $274,940,521
     and $1,267,259, respectively) (Note 11)                                 377,434         280,838,278            1,279,904
   Receivables:
     Investments sold                                                             --          22,602,044              129,687
     Fund shares sold                                                          6,808           8,450,851                   --
     Interest and dividends                                                  954,717           1,757,974              895,199
     Receivable for open swap contracts                                           --          16,401,396                   --
     Tax reclaim                                                                  --             692,846                   --
   Unrealized appreciation on forward foreign exchange contracts             353,416           2,729,108                2,445
   Prepaid expenses                                                              886              24,482                  302
                                                                     ---------------     ---------------      ---------------
   Total Assets                                                           79,820,442       3,191,696,681           50,754,736
                                                                     ---------------     ---------------      ---------------
LIABILITIES:
   Payables:
     Investments purchased                                                 1,505,328         142,799,008            1,625,000
     Fund shares repurchased                                                 570,335           1,383,818                   --
     Payable for daily variation margin on open financial
       futures contracts                                                          --             712,241                   --
     Dividends payable                                                         1,698                  --                  250
     Collateral for securities loaned (Note 8)                                    --         221,625,403                   --
     Options written, at value (Premiums received $23,317)
       (Notes 1 and 4)                                                            --                  --               17,812
     Investment advisory fee payable (Note 2)                                 42,632           2,080,843               28,441
   Unrealized depreciation on forward foreign exchange contracts              32,484           3,133,939                2,073
   Accrued expenses and other payables                                        31,639             877,890               47,539
                                                                     ---------------     ---------------      ---------------
   Total Liabilities                                                       2,184,116         372,613,142            1,721,115
                                                                     ---------------     ---------------      ---------------
NET ASSETS                                                           $    77,636,326     $ 2,819,083,539      $    49,033,621
                                                                     ===============     ===============      ===============
NET ASSETS CONSIST OF:
   Par value                                                         $         5,816     $       114,690      $         4,301
   Paid in capital in excess of par value                                 72,108,532       2,496,806,809           46,346,597
   Undistributed net investment income                                       723,909          13,184,344               45,030
   Accumulated net realized gain (loss) on investments sold,
     forward foreign exchange contracts, foreign currency
     transactions, options and swap contracts                              1,355,046         (60,459,526)             473,773
   Net unrealized appreciation on investments, forward
     foreign exchange contracts, foreign currency related
     transactions, options and swap contracts                              3,443,023         369,437,222            2,163,920
                                                                     ---------------     ---------------      ---------------
NET ASSETS                                                           $    77,636,326     $ 2,819,083,539      $    49,033,621
                                                                     ===============     ===============      ===============
   Class A                                                           $    63,448,647     $ 1,705,073,677      $    28,194,991
                                                                     ---------------     ---------------      ---------------
   Class I                                                           $    14,187,679     $ 1,114,009,862      $    20,838,630
                                                                     ---------------     ---------------      ---------------
SHARES OUTSTANDING
   Class A                                                                 4,755,025          69,745,377            2,467,622
                                                                     ---------------     ---------------      ---------------
   Class I                                                                 1,061,257          44,944,355            1,833,744
                                                                     ---------------     ---------------      ---------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   Class A                                                           $         13.34     $         24.45      $         11.43
                                                                     ---------------     ---------------      ---------------
   Class I                                                           $         13.37     $         24.79      $         11.36
                                                                     ---------------     ---------------      ---------------

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                       JULIUS BAER         JULIUS BAER          JULIUS BAER
                                                                          GLOBAL          INTERNATIONAL         GLOBAL HIGH
                                                                          INCOME             EQUITY             YIELD BOND
                                                                           FUND               FUND                FUND(1)
                                                                     ---------------     ---------------      ---------------
INVESTMENT INCOME:
   Interest                                                          $     2,201,524     $     3,756,150      $     1,496,508
   Dividends+                                                                     --          34,213,120                1,781
                                                                     ---------------     ---------------      ---------------
                                                                           2,201,524          37,969,270            1,498,289
EXPENSES:
   Investment advisory fee (Note 2)                                          395,653          15,201,106              140,478
   Custody fees                                                               58,399           2,103,122               67,842
   Administration fees                                                        31,712             366,742               11,110
   Professional fees                                                          10,304             275,316                2,961
   Trustees' fees and expenses (Note 2)                                        2,574              96,702                1,234
   Registration and filing fees                                               24,780             135,573               16,331
   Shareholder reports                                                        18,615             504,360                5,852
   Amortization of organization expenses                                          --                  --               32,911
   Insurance premium expense                                                   1,183              32,959                3,525
   Miscellaneous fees                                                          1,422              33,554                1,775
                                                                     ---------------     ---------------      ---------------
     Total expenses common to all classes                                    544,642          18,749,434              284,019
   Transfer agent fees
     Class A                                                                  27,115             256,607               19,951
     Class I                                                                   4,419              67,585                3,601
   Co-Administration fee (Class A) (Note 2)                                   10,298             283,219                   --
   Distribution and shareholder servicing fees (Class A) (Note 3)            135,454           2,605,869               34,893
                                                                     ---------------     ---------------      ---------------
     Total gross expenses                                                    721,928          21,962,714              342,464
     Less: Custodian Offset Arrangement (Note 2)                                (832)           (970,573)              (2,337)
     Expense Reimbursement (Note 2)                                               --                  --             (116,656)
                                                                     ---------------     ---------------      ---------------
     Net expenses                                                            721,096          20,992,141              223,471
                                                                     ---------------     ---------------      ---------------
NET INVESTMENT INCOME                                                      1,480,428          16,977,129            1,274,818
                                                                     ---------------     ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   (NOTES 1 AND 4):
   Realized gain (loss) on:
     Investments                                                           2,364,269          45,475,666              482,653
     Financial futures contracts                                                  --          29,558,616                   --
     Written Options                                                              --                  --                8,666
     Forward foreign exchange contracts                                      101,586          (4,090,330)              23,281
     Foreign currency transactions                                          (290,615)         15,539,441              (20,511)
                                                                     ---------------     ---------------      ---------------
        Net realized gain on investments                                   2,175,240          86,483,393              494,089
                                                                     ---------------     ---------------      ---------------
   Net change in unrealized appreciation (depreciation) on:
     Investments                                                           1,478,013         371,075,844            2,139,602
     Financial futures contracts                                                  --            (740,563)                  --
     Written Options                                                              --                  --                5,505
     Interest rate swap contracts                                                 --          16,401,396                   --
     Forward foreign exchange contracts                                      332,620           5,492,924               13,017
     Currencies and net other assets                                          89,777           2,992,495                5,796
                                                                     ---------------     ---------------      ---------------
        Net change in unrealized appreciation of investments               1,900,410         395,222,096            2,163,920
                                                                     ---------------     ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                            4,075,650         481,705,489            2,658,009
                                                                     ---------------     ---------------      ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $     5,556,078     $   498,682,618      $     3,932,827
                                                                     ===============     ===============      ===============

----------
  + Net of foreign withholding taxes of $4,785,119 for the International Equity
    Fund.
(1) For the period from December 17, 2002 (commencement of operations) to October 31, 2003.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE YEAR          FOR THE YEAR
                                                                                               ENDED                 ENDED
                                                                                          OCTOBER 31, 2003      OCTOBER 31, 2002
                                                                                          ----------------      ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                                                     $      1,480,428      $      1,007,143
Net realized gain on investments                                                                 2,175,240               874,653
Net change in unrealized appreciation of investments                                             1,900,410               357,970
                                                                                          ----------------      ----------------
Net increase in net assets resulting from operations                                             5,556,078             2,239,766
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
   Class A                                                                                      (1,320,356)           (1,061,046)
   Class I                                                                                        (259,106)              (29,901)
Distributions from realized gain
   Class A                                                                                        (417,182)                   --
   Class I                                                                                         (24,725)                   --
Distributions from capital
   Class A                                                                                              --               (14,377)
   Class I                                                                                              --                  (392)
FUND SHARE TRANSACTIONS (NOTE 5):
   Proceeds from sale of shares
   Class A                                                                                      56,518,605            19,514,402
   Class I                                                                                      19,967,365               740,495
Net Asset Value of shares issued to shareholders in payment of distributions declared
   Class A                                                                                       1,401,295             1,000,168
   Class I                                                                                         173,279                30,293
Cost of shares redeemed
   Class A                                                                                     (31,480,448)          (11,872,932)
   Class I                                                                                      (7,503,559)             (177,996)
                                                                                          ----------------      ----------------
   Net increase from Fund share transactions                                                    39,076,537             9,234,430
                                                                                          ----------------      ----------------
Net increase in net assets                                                                      42,611,246            10,368,480
NET ASSETS:
Beginning of year                                                                               35,025,080            24,656,600
                                                                                          ----------------      ----------------
End of year (including undistributed net investment income (loss) of $723,909 and
   $2,749, respectively)                                                                  $     77,636,326      $     35,025,080
                                                                                          ================      ================

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE YEAR          FOR THE YEAR
                                                                                               ENDED                 ENDED
                                                                                          OCTOBER 31, 2003      OCTOBER 31, 2002
                                                                                          ----------------      ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                                                     $     16,977,129      $      5,082,485
Net realized gain on investments                                                                86,483,393           (52,499,999)
Net change in unrealized appreciation of investments                                           395,222,096            10,269,954
                                                                                          ----------------      ----------------
Net increase in net assets resulting from operations                                           498,682,618           (37,147,560)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
   Class A                                                                                     (11,565,357)                   --
   Class I                                                                                      (8,150,545)             (541,397)
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
   Class A                                                                                   1,109,012,393           458,990,100
   Class I                                                                                     675,520,231           301,753,761
Net Asset Value of shares issued to shareholders in payment of distributions declared
   Class A                                                                                      10,393,137                    --
   Class I                                                                                       5,781,574               457,018
Cost of shares redeemed
   Class A                                                                                    (316,182,647)         (106,572,536)
   Class I                                                                                    (175,463,224)          (92,672,095)
                                                                                          ----------------      ----------------
   Net increase from Fund share transactions                                                 1,309,061,464           561,956,248
                                                                                          ----------------      ----------------
Net increase in net assets                                                                   1,788,028,180           524,267,291
NET ASSETS:
Beginning of year                                                                            1,031,055,359           506,788,068
                                                                                          ----------------      ----------------
End of year (including undistributed net investment income of $13,184,344 and
   $4,474,008, respectively)                                                              $  2,819,083,539      $  1,031,055,359
                                                                                          ================      ================

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE PERIOD
                                                                                            ENDED
                                                                                      OCTOBER 31, 2003(1)
                                                                                      -------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                                                   $     1,274,818
Net realized gain on investments                                                                494,089
Net change in unrealized appreciation of investments                                          2,163,920
                                                                                        ---------------
Net increase in net assets resulting from operations                                          3,932,827
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
   Class A                                                                                     (927,164)
   Class I                                                                                     (328,718)
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
   Class A                                                                                   26,060,308
   Class I                                                                                   22,158,303
Net Asset Value of shares issued to shareholders in payment of distributions declared
   Class A                                                                                      744,053
   Class I                                                                                      166,198
Cost of shares redeemed
   Class A                                                                                     (594,266)
   Class I                                                                                   (2,177,920)
                                                                                        ---------------
   Net increase from Fund share transactions                                                 46,356,676
                                                                                        ---------------
Net increase in net assets                                                                   49,033,621
NET ASSETS:
Beginning of year                                                                                    --
                                                                                        ---------------
End of year (including undistributed net investment income of $45,030)                  $    49,033,621
                                                                                        ===============

----------
(1) For the period from December 17, 2002 (commencement of operations) to October 31, 2003.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      CLASS A
                                                           ---------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------
                                                             2003        2002(1)        2001          2000          1999
                                                           --------     --------      --------      --------      --------
Net Asset Value, beginning of year                         $  12.55     $  12.10      $  11.09      $  11.48      $  12.22
                                                           --------     --------      --------      --------      --------
Income (Loss) from investment operations:
   Net investment income                                       0.30         0.44          0.54          0.53          0.51
   Net realized and unrealized gain (loss) on investments      0.92         0.49          0.95         (0.44)        (0.77)
                                                           --------     --------      --------      --------      --------
     Total income (loss) from investment operations            1.22         0.93          1.49          0.09         (0.26)
                                                           --------     --------      --------      --------      --------
Less distributions:
   From net realized gains on investments                     (0.11)          --            --            --            --
   From net investment income (loss)                          (0.32)       (0.47)        (0.36)        (0.26)        (0.41)
   From capital (Note 1)                                         --        (0.01)        (0.12)        (0.22)        (0.07)
                                                           --------     --------      --------      --------      --------
     Total distributions                                      (0.43)       (0.48)        (0.48)        (0.48)        (0.48)
                                                           --------     --------      --------      --------      --------
Net Asset Value, end of year                               $  13.34     $  12.55      $  12.10      $  11.09      $  11.48
                                                           ========     ========      ========      ========      ========
Total Return                                                   9.83%        7.86%        13.73%         0.82%        (2.17)%
                                                           ========     ========      ========      ========      ========
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                         $ 63,449     $ 33,858      $ 24,119      $ 21,794      $ 21,500
Ratio of net investment income to average net assets           2.24%        3.65%         4.70%         4.80%         4.11%
Ratio of expenses to average net assets(2)                     1.16%        1.28%         1.16%         1.28%         1.36%
Ratio of total net expenses to average net assets              1.16%        1.28%(3)      1.16%(3)      1.27%(3)      1.36%(3)
Portfolio turnover rate                                         160%         156%           96%           79%          136%
Redemption fees per share                                      0.01(4)        --            --            --            --

----------
 (1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
 (3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.38%, 1.49%, 1.60%, and 1.69% for the years ended October 31, 2002, 2001, 2000, and 1999, respectively.
 (4) Based on average shares outstanding during the period.

                       See Notes to Financial Statements.

                                                                                         CLASS I
                                                               -----------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,                PERIOD
                                                               -------------------------------------         ENDED
                                                                 2003        2002(1)          2001     OCTOBER 31, 2000(2)
                                                               --------     --------        --------   -------------------
Net Asset Value, beginning of year                             $  12.56     $  12.07        $  11.03        $  11.54
                                                               --------     --------        --------        --------
Income (Loss) from investment operations:
   Net investment income                                           0.37         0.48            0.59            0.47
   Net realized and unrealized gain (loss) on investments          0.89         0.50            0.94           (0.49)
                                                               --------     --------        --------        --------
     Total income (loss) from investment operations                1.26         0.98            1.53           (0.02)
                                                               --------     --------        --------        --------
Less distributions:
   From net realized gains on investments                         (0.11)          --              --              --
   From net investment income (loss)                              (0.34)       (0.48)          (0.39)          (0.28)
   From capital (Note 1)                                             --        (0.01)          (0.10)          (0.21)
                                                               --------     --------        --------        --------
     Total distributions                                          (0.45)       (0.49)          (0.49)          (0.49)
                                                               --------     --------        --------        --------
Net Asset Value, end of year                                   $  13.37     $  12.56        $  12.07        $  11.03
                                                               ========     ========        ========        ========
Total Return                                                      10.19%        8.41%          14.20%          (0.14)%
                                                               ========     ========        ========        ========
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                             $ 14,188     $  1,167        $    538        $    654
Ratio of net investment income to average net assets               2.50%        4.00%           5.13%           4.39%(5)
Ratio of expenses to average net assets(3)                         0.90%        0.85%           0.74%           1.67%(5)
Ratio of total net expenses to average net assets                  0.89%        0.85%(4)        0.74%(4)        1.66%(4)(5)
Portfolio turnover rate                                             160%         156%             96%             79%
Redemption fees per share(6)                                         --(7)        --              --              --

----------
 (1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
 (3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
 (4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.95%, 1.07% and 1.99% for the years or periods ended October 31, 2002, 2001, and 2000, respectively.
 (5) Annualized.
 (6) Based on average shares outstanding during the period.
 (7) Amount is less than 0.01 per share.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       CLASS A
                                                                    ----------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------
                                                                        2003             2002             2001
                                                                    ------------     ------------     ------------
Net Asset Value, beginning of year                                  $      19.60     $      19.95     $      25.06
                                                                    ------------     ------------     ------------
Income (Loss) from investment operations:
   Net investment income (loss)                                             0.24             0.11             0.07
   Net realized and unrealized gain (loss) on investments                   4.93            (0.46)           (5.18)
                                                                    ------------     ------------     ------------
     Total income (loss) from investment operations                         5.17            (0.35)           (5.11)
                                                                    ------------     ------------     ------------
Less distributions:
   From net realized gains on investments                                     --               --               --
   From net investment income (loss)                                       (0.32)              --               --
                                                                    ------------     ------------     ------------
     Total distributions                                                   (0.32)              --               --
                                                                    ------------     ------------     ------------
Net Asset Value, end of year                                        $      24.45     $      19.60     $      19.95
                                                                    ============     ============     ============
Total Return                                                               26.78%           (1.75)%         (20.49)%
                                                                    ============     ============     ============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                                  $  1,705,074     $    615,897     $    287,174
Ratio of net investment income to average net assets                        0.83%            0.49%            0.36%
Ratio of expenses to average net assets(1)                                  1.37%            1.51%            1.53%
Ratio of total net expenses to average net assets                           1.31%            1.43%            1.40%
Portfolio turnover rate                                                      114%              93%              89%
Redemption fees per share(3)                                                0.01               --               --

                                                                                CLASS A
                                                                    --------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                                    --------------------------------
                                                                        2000                1999
                                                                    ------------        ------------
Net Asset Value, beginning of year                                  $      21.80        $      15.39
                                                                    ------------        ------------
Income (Loss) from investment operations:
   Net investment income (loss)                                             0.05               (0.07)
   Net realized and unrealized gain (loss) on investments                   5.04                6.87
                                                                    ------------        ------------
     Total income (loss) from investment operations                         5.09                6.80
                                                                    ------------        ------------
Less distributions:
   From net realized gains on investments                                  (1.76)              (0.39)
   From net investment income (loss)                                       (0.07)                 --
                                                                    ------------        ------------
     Total distributions                                                   (1.83)              (0.39)
                                                                    ------------        ------------
Net Asset Value, end of year                                        $      25.06        $      21.80
                                                                    ============        ============
Total Return                                                               24.60%              44.86%
                                                                    ============        ============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                                  $    234,482        $     87,953
Ratio of net investment income to average net assets                        0.32%              (0.48)%
Ratio of expenses to average net assets(1)                                  1.42%               1.96%
Ratio of total net expenses to average net assets                           1.37%(2)            1.96%
Portfolio turnover rate                                                       72%                 73%
Redemption fees per share(3)                                                  --                  --

----------
 (1) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
 (2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 1.52% for the year ended October 31, 2000.
 (3) Based on average shares outstanding during the period.

                       See Notes to Financial Statements.

                                                                                          CLASS I
                                                            --------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,                     PERIOD
                                                            -----------------------------------------------         ENDED
                                                                 2003            2002             2001       OCTOBER 31, 2000(1)
                                                            -------------    -------------    -------------  -------------------
Net Asset Value, beginning of year                          $       19.79    $       20.08    $       25.16    $       22.19
                                                            -------------    -------------    -------------    -------------
Income (Loss) from investment operations:
   Net investment income                                             0.28             0.21             0.14             0.22
   Net realized and unrealized gain (loss) on investments            5.05            (0.45)           (5.16)            2.75
                                                            -------------    -------------    -------------    -------------
     Total income (loss) from investment operations                  5.33            (0.24)           (5.02)            2.97
                                                            -------------    -------------    -------------    -------------
Less distributions:
   From net investment income (loss)                                (0.33)           (0.05)           (0.06)              --(2)
                                                            -------------    -------------    -------------    -------------
     Total distributions                                            (0.33)           (0.05)           (0.06)              --
                                                            -------------    -------------    -------------    -------------
Net Asset Value, end of year                                $       24.79    $       19.79    $       20.08    $       25.16
                                                            =============    =============    =============    =============
Total Return                                                        27.39%           (1.21)%         (20.10)%          13.53%
                                                            =============    =============    =============    =============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                          $   1,114,010    $     415,159    $     219,614    $     164,665
Ratio of net investment income to average net assets                 1.16%            0.99%            0.86%            1.10%
Ratio of expenses to average net assets(3)                           1.08%            1.00%            1.02%            0.88%(4)
Ratio of total net expenses to average net assets                    1.02%            0.92%            0.89%            0.83%(4)(5)
Portfolio turnover rate                                               114%              93%              89%              72%
Redemption fees per share(6)                                         0.01               --               --               --

----------
 (1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
 (2) Amount is less than 0.01 per share.
 (3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements
 (4) Annualized.
 (5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 0.98% for the period ended October 31, 2000.
 (6) Based on average shares outstanding during the period.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     CLASS A
                                                                               -------------------
                                                                                     PERIOD
                                                                                     ENDED
                                                                               OCTOBER 31, 2003(1)
                                                                               -------------------
Net Asset Value, beginning of period                                               $    10.00
                                                                                   ----------
Income (Loss) from investment operations:
   Net investment income                                                                 0.64(2)
   Net realized and unrealized gain on investments                                       1.37
                                                                                   ----------
     Total income from investment operations                                             2.01
                                                                                   ----------
Less distributions:
   From net investment income (loss)                                                    (0.58)
                                                                                   ----------
     Total distributions                                                                (0.58)
                                                                                   ----------
Net Asset Value, end of period                                                     $    11.43
                                                                                   ==========
Total Return                                                                            20.57%
                                                                                   ==========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)                                               $   28,195
Ratio of net investment income to average net assets                                     6.71%(5)
Ratio of expenses to average net assets(3)                                               1.26%(5)
Ratio of total net expenses to average net assets                                        1.25%(4)(5)
Portfolio turnover rate                                                                    83%

----------
 (1) Class A shares commenced operations on December 17, 2002.
 (2) Based on average shares outstanding during the period.
 (3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
 (4) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.25%. Had such action not been taken, the operating expense ratio would have been 1.95%.
 (5) Annualized.

                       See Notes to Financial Statements.

                                                                                     CLASS I
                                                                               -------------------
                                                                                     PERIOD
                                                                                     ENDED
                                                                               OCTOBER 31, 2003(1)
                                                                               -------------------
Net Asset Value, beginning of period                                               $    10.00
                                                                                   ----------
Income (Loss) from investment operations:
   Net investment income                                                                 0.57(2)
   Net realized and unrealized gain on investments                                       1.35
                                                                                   ----------
     Total income from investment operations                                             1.92
                                                                                   ----------
Less distributions:
   From net investment income (loss)                                                    (0.56)
                                                                                   ----------
     Total distributions                                                                (0.56)
                                                                                   ----------
Net Asset Value, end of period                                                     $    11.36
                                                                                   ==========
Total Return                                                                            19.66%
                                                                                   ==========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)                                               $   20,839
Ratio of net investment income to average net assets                                     6.91%(5)
Ratio of expenses to average net assets(3)                                               1.02%(5)
Ratio of total net expenses to average net assets                                        1.00%(4)(5)
Portfolio turnover rate                                                                    83%

----------
 (1) Class I shares commenced operations on January 30, 2003.
 (2) Based on average shares outstanding during the period.
 (3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
 (4) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.00%. Had such action not been taken, the operating expense ratio would have been 1.41%.
 (5) Annualized.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Julius Baer Investment Funds (the "Trust") are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers three investment funds: Julius Baer Global Income Fund (the "Global Income Fund"), Julius Baer International Equity Fund (the "International Equity Fund") and Julius Baer Global High Yield Bond Fund (the "High Yield Bond Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

     Each Fund currently offers two share classes, Class A and Class I. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Class I shares commenced operations on November 17, 1999 for the Global Income Fund and the International Equity Fund and on January 30, 2003 for the High Yield Bond Fund.

     The Global Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The International Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes. The High Yield Bond Fund's investment objective is to maximize total return, principally through a high level of current income, and secondarily through capital appreciation by investing in a diversified portfolio of below investment grade, fixed income securities (commonly know as "junk bonds") of issues located throughout the world.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     PORTFOLIO VALUATION: Each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     FINANCIAL FUTURES CONTRACTS: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

     For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or a loss when the contract is closed.

     There are several risks connected with the use of futures contracts. The change in the value of futures contracts may not correspond to the changes in the value of the underlying instrument. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     OPTIONS: The Funds may write options to generate current income or as hedges to reduce investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlyling security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. The Funds will write only covered options.

     The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 2% of its assets to purchase both put and call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund excercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     The International Equity Fund and the High Yield Bond Fund may purchase and sell call and put options on stock indices. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier".

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter ito a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

     SWAPS: Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

     The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

     SECURITIES LENDING: The International Equity Fund has established a securities lending agreement with Investors Bank & Trust Company in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. The Fund may loan securities to brokers, dealers, and financial institutions determined by Julius Baer to be creditworthy, subject to certain limitations. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested, but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts. Dividend income is recorded on the ex-dividend date or in the case of some dividends from foreign securities, when the Fund becomes aware of an ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

     AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT: Effective November 1, 2001, the Global Income Fund and the International Equity Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to November 1, 2001, the Funds did not amortize market premiums on fixed-income securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Global Income Fund and the High Yield Bond Fund declares and pay monthly dividends. The International Equity Fund declares and pays dividends from its net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

     FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Investment Management Inc. ("JBIMI" or "Adviser") serves as the investment adviser. The Global Income Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.65% of average daily net assets. The Adviser had agreed to waive 0.325% of its advisory fee on the first $25 million of the Global Income Fund's average daily net assets until February 28, 2002, at which time the waiver expired. The International Equity Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.90% of average daily net assets. The High Yield Bond Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has contractually agreed to reimburse certain expenses of the High Yield Bond Fund through December 31, 2004, so that the net operating expenses of the High Yield Bond Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited to 1.25% and 1.00% of the Class A and Class I shares, respectively (the "Expense Limit"). The High Yield Bond Fund has agreed to repay the Adviser for expenses reimbursed to the High Yield Bond Fund provided that repayment does not cause the High Yield Bond Fund's annual operating expenses to exceed the Expense Limit. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. As of October 31, 2003, the cumulative amount of reimbursed fees that are subject to possible recoupment by the Adviser is $116,656.

     From November 17, 1999 through December 28, 2002, Bank Julius Baer served as Co-Administrator of the Class A shares for the Global Income Fund and International Equity Fund and was paid a fee for providing administrative and shareholder services at an annual rate of 0.15% and 0.25% of average daily net assets of the Global Income Fund and International Equity Fund, respectively.

     No director, officer or employee of JBIMI or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

     The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

     For the year ended October 31, 2003 the International Equity Fund incurred total brokerage commissions of $9,964,808 of which $854,799 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' Class A shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser may pay additional marketing costs out of their profits.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales (including paydowns) of securities, excluding U.S. Government securities and short-term investments, during the year ended October 31, 2003 were as follows:

                                                                  COST OF           PROCEEDS
                                                                 PURCHASES         FROM SALES
                                                              ----------------   ----------------
           Global Income Fund                                 $     45,947,680   $     29,712,031
           International Equity Fund                             3,005,903,616      1,690,706,861
           High Yield Bond Fund                                     55,037,761         14,868,221

     Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2003 were $87,134,411 and $66,206,527, respectively for the Global Income Fund.

     At October 31, 2003, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                 UNREALIZED         UNREALIZED
                                                                APPRECIATION       DEPRECIATION
                                                              ----------------   ----------------
           Global Income Fund                                 $      3,252,560   $       (149,380)
           International Equity Fund                               344,425,292        (20,351,275)
           High Yield Bond Fund                                      2,294,482           (168,670)

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Global Income Fund, the International Equity Fund, and the High Yield Bond Fund were as follows:

                                                          YEAR ENDED OCTOBER 31, 2003        YEAR ENDED OCTOBER 31, 2002
                                                       --------------------------------   ---------------------------------
                                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                       --------------   ---------------   ---------------   ---------------
GLOBAL INCOME FUND:
CLASS A
   Sold                                                     4,550,857   $    56,518,605         1,594,146   $    19,514,402
   Issued as reinvestment of dividends                        108,116         1,401,295            83,241         1,000,168
   Redeemed                                                (2,602,780)      (31,480,448)         (972,372)      (11,872,932)
                                                       --------------   ---------------   ---------------   ---------------
     Net increase                                           2,056,193   $    26,439,452           705,015   $     8,641,638
                                                       ==============   ===============   ===============   ===============
CLASS I
   Sold                                                     1,535,369   $    19,967,365            60,381   $       740,495
   Issued as reinvestment of dividends                         12,701           173,279             2,505            30,293
   Redeemed                                                  (579,789)       (7,503,559)          (14,450)         (177,996)
                                                       --------------   ---------------   ---------------   ---------------
     Net increase                                             968,281   $    12,637,085            48,436   $       592,792
                                                       ==============   ===============   ===============   ===============
INTERNATIONAL EQUITY FUND:
CLASS A
   Sold                                                    55,670,848   $ 1,109,012,393        22,222,364   $   458,990,100
   Issued as reinvestment of dividends                        537,387        10,393,137                --                --
   Redeemed                                               (17,885,456)     (316,182,647)       (5,197,999)     (106,572,536)
                                                       --------------   ---------------   ---------------   ---------------
     Net increase                                          38,322,779   $   803,222,883        17,024,365   $   352,417,564
                                                       ==============   ===============   ===============   ===============
CLASS I
   Sold                                                    33,517,641   $   675,520,231        14,487,076   $   301,753,761
   Issued as reinvestment of dividends                        297,116         5,781,574            21,982           457,018
   Redeemed                                                (9,848,417)     (175,463,224)       (4,469,888)      (92,672,095)
                                                       --------------   ---------------   ---------------   ---------------
     Net increase                                          23,966,340   $   505,838,581        10,039,170   $   209,538,684
                                                       ==============   ===============   ===============   ===============
HIGH YIELD BOND FUND:
CLASS A*
   Sold                                                     2,457,585   $    26,060,308
   Issued as reinvestment of dividends                         68,274           744,053
   Redeemed                                                   (58,237)         (594,266)
                                                       --------------   ---------------
     Net increase                                           2,467,622   $    26,210,095
                                                       ==============   ===============
CLASS I+
   Sold                                                     2,018,934   $    22,158,303
   Issued as reinvestment of dividends                         14,982           166,198
   Redeemed                                                  (200,172)       (2,177,920)
                                                       --------------   ---------------
     Net increase                                           1,833,744   $    20,146,581
                                                       ==============   ===============

----------
*    Commenced operations on December 17, 2003
+    Commenced operations on January 30, 2003

     The Global Income Fund and the International Equity Fund assess a redemption fee of 2% for shares redeemed within 90 days of purchase. For the year ended October 31, 2003, the Global Income Fund and the International Equity Fund received redemption fees of $32,969 and $761,784, respectively.

6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7. FEDERAL TAX INFORMATION

     At October 31, 2003, the International Equity Fund had $51,636,746 available as capital loss carryforwards which expires in 2010.

     The tax character of distributions paid for the year ended October 31, 2003 were as follows:

                                                    GLOBAL INCOME FUND   INTERNATIONAL EQUITY FUND   HIGH YIELD BOND FUND
                                                    ------------------   -------------------------   --------------------
           Ordinary Income                            $    1,579,462         $   19,715,902              $   1,255,882
           Long Term Capital Gains                    $      441,907                     --                         --

     As of October 31, 2003, the components of Distributable Earnings on a tax basis for the Global Income Fund were as follows:

           Undistributed Ordinary Income                                                                 $   1,491,772
           Unrealized Appreciation                                                                       $   3,103,180
           Undistributed Long Term Capital Gains                                                         $     927,026

     The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Global Income Fund are primarily due to wash sales and mark-to-market on forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

     As of October 31, 2003, the components of Distributable Earnings on a tax basis for the International Equity Fund were as follows:

           Undistributed Ordinary Income                                                                 $  49,724,769
           Unrealized Appreciation                                                                       $ 324,074,017
           Capital and Other Losses                                                                      $ (51,636,746)

     The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund are primarily due to wash sales, forwards, futures and marking-to-market of passive foreign investment companies.

     As of October 31, 2003, the components of Distributable Earnings on a tax basis for the High Yield Bond Fund were as follows:

           Undistributed Ordinary Income                                                                 $     548,408
           Unrealized Appreciation                                                                       $   2,125,812
           Undistributed Long Term Capital Gains                                                         $       8,503

     The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the High Yield Bond Fund are primarily due to wash sales and mark-to-market on futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

8. SECURITY LENDING AGREEMENT

     The security lending income net of the loan rebate fee paid by the International Equity Fund amounted to $1,219,525 for the year ended October 31, 2003 and is included in interest income. At October 31, 2003 the value of the securities loaned and the value of the collateral amounted to approximately $208,402,770 and $221,625,403, respectively. In the event of counterparty default, the International Equity Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The International Equity Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

9. FINANCIAL FUTURES CONTRACTS

     The following financial futures contracts were outstanding on the International Equity Fund as of October 31, 2003:

                                                                                                           NET UNREALIZED
                             EXPIRATION                                         MARKET                      APPRECIATION
                                DATE     CONTRACTS   DESCRIPTION   POSITION     VALUE           COST       (DEPRECIATION)
                             ----------  ---------  -------------  --------  -------------  -------------  --------------
International Equity Fund:      12/03         450   Nikkei Index     Long    $  43,266,476  $  44,542,571  $   (1,276,095)
                                12/03        1001    Topix Index     Long    $  95,287,806  $  95,076,106  $      211,700
                                12/03         325     Nikkei 225     Long    $  17,241,250  $  16,871,125  $      370,125

10. WRITTEN OPTIONS

     Activity in written options for the High Yield Bond Fund for the period from December 17, 2002 (commencement of operations) to October 31, 2003 was as follows:

                                                                                              NUMBER
                                                                                PREMIUM    OF CONTRACTS
                                                                               ---------   ------------
           Options outstanding at October 31, 2002                             $      --             --
           Options written                                                        42,884         60,000
           Options closed                                                        (19,567)       (30,000)
           Options outstanding at October 31, 2003                             $  23,317         30,000

11. SWAPS

     The International Equity Fund has entered into the following swap agreements:

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread (0.37% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as a receivable for open swap contracts of $4,527,043 at October 31, 2003.

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread (0.32% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as a receivable for open swap contracts of $3,683,165 at October 31, 2003.

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread (0.37% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as a receivable for open swap contracts of $4,517,533 at October 31, 2003.

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread (0.32% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as a receivable for open swap contracts of $3,673,655 at October 31, 2003.

     At October 31, 2003, $32,746,623 of foreign currency was held as collateral for open relative return swap contracts.

12. SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     The Trust held a special shareholder meeting on February 18, 2003, which adjourned until February 27, 2003, to permit shareholders further time to respond to the solicitation of proxies. On February 27, 2003 the meeting reconvened and was again adjourned to permit shareholders additional time to respond to the solicitation of proxies. The meeting reconvened on February 28, 2003. The matter below was voted upon by the shareholders and passed. The results of the vote are set forth below.

     PROPOSAL I: To consider the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Julius Baer Investment Management Inc.

           Julius Baer Global Income Fund
           Affirmative                                     1,813,959.110
           Against                                           199,679.499
           Abstain                                            14,760.000
             Total                                         2,028,398.609

           Julius Baer International Equity Fund
           Affirmative                                    21,581,839.850
           Against                                         7,199,549.638
           Abstain                                         1,279,749.851
             Total                                        30,061,139.339

SUPPLEMENTAL TAX INFORMATION (UNAUDITED)

     The International Equity Fund paid foreign taxes of $4,703,473 and earned $40,857,957 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04101 per share as foreign taxes paid and $0.35625 per share as income earned from foreign sources for the year ended October 31, 2003.

     With respect to dividends paid from investment company taxable income during the ten month period ended October 31, 2003, the Fund designates the maximum amount allowable paid from investment company taxable income, as finally determined, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2003 year-end tax information will be reported to you on your 2003 Form 1099-DIV, which shall be provided to you in early 2004.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
JULIUS BAER INTERNATIONAL EQUITY FUND               INDEPENDENT AUDITORS' REPORT
JULIUS BAER GLOBAL HIGH YIELD BOND FUND


The Board of Trustees
Julius Baer Investment Funds:

     We have audited the accompanying statements of assets and liabilities of Julius Baer Global Income Fund, Julius Baer International Equity Fund and Julius Baer Global High Yield Bond Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts and schedule of written options, as of October 31, 2003, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Income Fund, Julius Baer International Equity Fund and Julius Baer Global High Yield Bond Fund as of October 31, 2003, the results of their operations, changes in their net assets, and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

 ACCOUNT SERVICES TO SUPPLY
        SIGNATURE


Boston, Massachusetts
December 5, 2003

JULIUS BAER INVESTMENT FUNDS AS OF OCTOBER 31, 2003
JULIUS BAER INVESTMENT FUNDS (UNAUDITED)

DISINTERESTED TRUSTEES:

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                                                                         COMPLEX
                         POSITION(S)   TERM OF OFFICE AND                                OVERSEEN
     NAME, AGE,             HELD         LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         BY            OTHER DIRECTORSHIPS
    AND ADDRESS           WITH FUND        SERVED (1)       DURING THE PAST 5 YEARS      TRUSTEE*         HELD BY TRUSTEE (2)
---------------------  -------------  -------------------   ------------------------   -----------  -------------------------------
Harvey B. Kaplan,      Trustee        Since 1995            Controller (Chief               4       The European Warrant Fund, Inc.
Age 65                                                      Financial Officer),
c/o Bank Julius Baer                                        Easter Unlimited, Inc.
& Co., Ltd.                                                 (toy company).
330 Madison Avenue,
New York, NY 10017

Robert S. Matthews,    Trustee        Since 1992            Partner, Matthews & Co.         4       The European Warrant Fund, Inc.
Age 59                                                      (certified public
c/o Bank Julius Baer                                        accountants).
& Co., Ltd.
330 Madison Avenue,
New York, NY 10017

Gerard J.M. Vlak,      Trustee        Since 1992            Retired.                        3       The Rouse Company (1996 --
Age 69                                                                                              present)
c/o Bank Julius Baer
& Co., Ltd.
330 Madison Avenue,
New York, NY 10017

Peter Wolfram,         Trustee        Since 1992            Partner, Kelley Drye &          3       None
Age 49                                                      Warren (law firm).
c/o Bank Julius Baer
& Co., Ltd.
330 Madison Avenue,
New York, NY 10017

INTERESTED TRUSTEES:

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                                                                         COMPLEX
                         POSITION(S)   TERM OF OFFICE AND                                OVERSEEN
     NAME, AGE,             HELD         LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         BY            OTHER DIRECTORSHIPS
    AND ADDRESS           WITH FUND        SERVED (1)       DURING THE PAST 5 YEARS      TRUSTEE*         HELD BY TRUSTEE (2)
---------------------  -------------  -------------------   ------------------------   -----------  -------------------------------
Bernard Spilko, (3)    Trustee and    Trustee since 2000;   General Manager and             4       The European Warrant Fund, Inc.
Age 62,                Chairman       Chairman since 1998   Senior Vice President of
Bank Julius Baer                                            Bank Julius Baer & Co.,
& Co., Ltd.                                                 Ltd., New York Branch
330 Madison Avenue,                                         (1998 to present);
New York, NY 10017                                          Managing Director of
                                                            Julius Baer Securities
                                                            Inc. (1983 to present).

Martin Vogel, (4)      Trustee        Since 1997            Head of Product                 4       The European Warrant Fund, Inc.
Age 40                                                      Management and Asset
Julius Baer Holding                                         Pooling Business Unit of
Ltd.                                                        Julius Baer Holding Ltd.
Bahnofstrasse 36                                            Member of Management
Zurich, Switzerland                                         Committee, Julius Baer
                                                            Investment Fund
                                                            Services, Ltd., (1996 --
                                                            2002).

----------
* The Fund Complex, referred to in the charts above, is comprised of the three current series of the Trust and The European Warrant Fund, Inc.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES:

The business address for each officer to the Trust, except Ms. Surprise and Ms. McFarlane, is Bank Julius Baer & Co., Ltd.,330 Madison Avenue, New York, New York, 10178. The business address for Ms. Surprise and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116

                         POSITION(S)        TERM OF OFFICE AND
     NAME, AGE,             HELD              LENGTH OF TIME                          PRINCIPAL OCCUPATION(S)
    AND ADDRESS           WITH FUND             SERVED (5)                            DURING THE PAST 5 YEARS
--------------------   ---------------   -------------------------   ------------------------------------------------------------
Michael Quain,         President and     Since 1998                  First Vice President, Julius Baer Investment Management,
Age 45                 Chief Executive                               Inc. (since August 2002); First Vice President of Bank
                       Officer                                       Julius Baer & Co., Ltd., New York Branch (1998 -- 2002);
                                                                     First Vice President of Julius Baer Securities Inc.;
                                                                     President and Chief Financial Officer of The European
                                                                     Warrant Fund, Inc.

Richard C. Pell,       Vice President    Since 1995                  Senior Vice President and Chief Investment Officer of Julius
Age 48                                                               Baer Investment Management, Inc. (2000 to present); Senior
                                                                     Vice President and Chief Investment Officer of Bank Julius
                                                                     Baer & Co., Ltd., New York Branch (1995 -- 2000)

Hector Santiago,       Vice President    Since 1998                  First Vice President of Bank Julius Baer & Co., Ltd., New
Age 34                                                               York Branch (2001 to present); Vice President of Bank Julius
                                                                     Baer & Co., Ltd., New York Branch and Julius Baer Securities
                                                                     (1998 -- 2001); Vice President of The European Warrant Fund,
                                                                     Inc. (1998 to present)

Donald Quigley,        Vice President    Since 2001                  Vice President and Head of Global Fixed-Income Management
Age 38                                                               for Julius Baer Investment Management, Inc. (2001 to
                                                                     present); Fixed income Trader for Chase Asset Management
                                                                     (1993 -- 2001)

Rudolph-Riad Younes,   Vice President    Since 1997                  Senior Vice President and Head of International Equity
Age 41                                                               Management of Julius Baer Investment Management, Inc. (2000
                                                                     to present); Senior Vice President and Head of International
                                                                     Equity Management, Bank Julius Baer & Co., Ltd., New York
                                                                     Branch (1993 -- 2000)

Greg Hopper,           Vice President    Since 2002                  First Vice President of Bank Julius Baer Investment
Age 45                                                               Management Inc. (2002 to present); Senior Vice President and
                                                                     High Yield Bond Portfolio Manager, Zurich Scudder
                                                                     Investments (2000 -- 2002); High Yield Bond Portfolio
                                                                     Manager, Harris Investment Management (1999 -- 2000); High
                                                                     Yield Bond Portfolio Manager, Bankers Trust (1993 -- 1999)

Craig M. Giunta,       Secretary,        Since 2001 (Secretary and   Vice President, Julius Baer Investment Management, Inc.
Age 31                 Treasurer and     Treasurer) Since 2003       (2002 to present); Assistant Vice President, Bank Julius
                       Chief Financial   (Chief Financial Officer)   Baer & Co., Ltd. New York Branch (2001 -- 2002); Supervisor
                       Officer                                       of Fund Accounting, Neuberger Berman LLC (1994 -- 2001);
                                                                     Secretary, Treasurer (since 2001) and Chief Financial
                                                                     Officer (since 2003) of The European Warrant Fund, Inc.

                         POSITION(S)        TERM OF OFFICE AND
     NAME, AGE,             HELD              LENGTH OF TIME                          PRINCIPAL OCCUPATION(S)
    AND ADDRESS           WITH FUND             SERVED (5)                            DURING THE PAST 5 YEARS
--------------------   ---------------   -------------------------   ------------------------------------------------------------
Cynthia J. Surprise,   Assistant         Since 1999                  Director and Counsel, Investors Bank & Trust Company (1999
Age 57                 Secretary                                     to present); Vice President, State Street Bank and Trust
                                                                     Company (1994 -- 1999)

Victoria McFarlane     Assistant         Since 2003                  Director, Mutual Fund Administration, Investors Bank & Trust
Age 37                 Treasurer                                     Company (2001 -- 2003); Manager/Assistant Vice President of
                                                                     Fund Treasury for MFS Investment Services (1997 -- 2002)

----------
(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Managing Director of Julius Baer Securities Inc., the parent company of Julius Baer Investment Management Inc., which is the Trust's investment adviser.
(4) Mr. Vogel is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as a Member of the Management Committee of Julius Baer Investment Fund Services, Ltd.
(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.

ITEM 2. CODE OF ETHICS.

     (Code of Ethics for the period 11/1/02 through 10/31/03 is filed herewith).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has designated Robert S. Matthews as its audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable to this filing.

ITEM 5. LISTED COMPANY AUDIT COMMITTEES.

     Not applicable to this filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this registrant.

ITEMS 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) It is the conclusion of the registrant's president and chief financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commissions' rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's president and chief financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

     (a) Registrant's Code of Ethics attached.

     (b) Certification letters are attached.

     (c) Section 906 Certifications are attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Julius Baer Investment Funds

By:   /s/ Michael Quain
------------------------------------
Michael Quain
President
Date:
       -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Craig Giunta
------------------------------------
Craig Giunta
Treasurer, Secretary and Chief Financial Officer
Date:
       -----------------------------

By:   /s/ Michael Quain
------------------------------------
Michael Quain
President
Date:
      ------------------------------